Exhibit 10.19
-------------
                    * * * * * * * * * * * * * * * * * * * *
                    ---------------------------------------

                                     Lease
                                     -----


                                230 West Monroe
                                ---------------
                               Chicago, Illinois
                               -----------------


                    * * * * * * * * * * * * * * * * * * * *
                    ---------------------------------------

                                    Between
                                    -------



                              Digital Work, Inc.
                              ------------------
                                   (Tenant)
                                   --------



                                      and
                                      ---



                               TIAA Realty, Inc.
                               -----------------
                                  (Landlord)
                                  ----------

                                     LEASE
                                     -----

                                230 WEST MONROE
                                ---------------
                               CHICAGO, ILLINOIS
                               -----------------



     THIS LEASE (the "Lease") is made and is effective as of             ,
     --------------------------------------------------------------------
19____ between TIAA REALTY, INC., a Delaware corporation (the "Landlord") and the Tenant as named in the Schedule below. The term "Project" means the building (the "Building") known as "230 West Monroe" and the land (the "Land") located at the northeast corner of Monroe and Franklin Streets, Chicago, Illinois. "Premises" means that part of the Project leased to Tenant described in the Schedule and outlined on Appendix A.

     The following schedule (the "Schedule") is an integral part of this Lease. Terms defined in this Schedule shall have the same meaning throughout the Lease.


                                    SCHEDULE

     1.   Tenant: Digital Work, Inc., a _____________ _______________
     2.   Premises: A portion of the 19th Floor of the Building, known as Suite
          _____
     3. Rentable Square Feet of the Premises: Approximately 10,254 rentable square feet
     4. Tenant's Proportionate Share: 1.7878% (based upon a total of 573,550 rentable square feet in the Building)
     5.   Rent Abatement, if any:  N/A
     6.   Security Deposit: See Section 20 of the Lease
     7.   Tenant's address for notices before possession date:
          __________________
     8.   Tenant's Real Estate Broker for this Lease: Julien J. Studley, Inc.
     9. Tenant Improvements, if any: See the Tenant Improvement Agreement attached hereto as Appendix D.
     10.  Commencement Date: July 1, 1999
          but if the Premises are subject to new construction pursuant to Appendix D, then the Completion Date, as defined therein, if it is later.
     11. Termination Date/Term: Five (5) years after the Commencement Date, or if the Commencement Date is not the first day of a month, then after the first day of the following month.
     12.  Base Rent:

                             Annual                              Monthly
        Period              Base Rent                            Base Rent
        -------------------------------------------------------------------

     First Lease Year       $146,119.50                          $12,176.63
                            ($14.25 per rentable square foot)

     Second Lease Year      $150,528.72                          $12,544.06
                            ($14.68 per rentable square foot)

     Third Lease Year       $155,040.48                          $12,920.04
                            ($15.12 per rentable square foot)

     Fourth Lease Year      $159,654.78                          $13,304.57
                            ($15.57 per rentable square foot)

     Fifth Lease Year       $164,474.16                          $13,706.18
                            ($16.04 per rentable square foot)

     For purposes of this Lease, "Lease Year" shall mean each consecutive twelve-month period beginning with the Commencement Date, except that if the Commencement Date is other than the first day of a calendar month, then the first Lease Year shall be the period from the Commencement Date through the date twelve months after the last day of the calendar month in which the Commencement Date occurs, and each subsequent Lease Year shall be the period of twelve months following the last day of the prior Lease Year.

13.  Guarantor:  N/A

I. LEASE AGREEMENT. On the terms stated in this Lease, Landlord leases the Premises to Tenant, and Tenant leases the Premises from Landlord, for the Term beginning on the Commencement Date and ending on the Termination Date unless extended or sooner terminated pursuant to this Lease.

I.               RENT.

A.               Types of Rent.  Tenant shall pay the following Rent in the form
                 -------------
of a check to Landlord's building manager at the office of the Building, or in such other manner as Landlord may notify Tenant:

1.               Base Rent in monthly installments in advance on or before the
                 ---------
first day of the Lease and the first day of each month of the Term thereafter in the amount set forth on the Schedule.

1.               Operating Cost Share Rent in an amount equal to the Tenant's
                 -------------------------
Proportionate Share of the Operating Costs for the applicable fiscal year of the Lease, paid monthly in advance in an estimated amount. Definitions of Operating Costs and Tenant's Proportionate Share, and the method for billing and payment of Operating Cost Share Rent are set forth in Sections 2B, 2C and 2D.

1.               Tax Share Rent in an amount equal to the Tenant's Proportionate
                 --------------
Share of Taxes for the applicable fiscal year of this Lease, paid monthly in advance in an estimated amount. A definition of Taxes and the method for billing and payment of Tax Share Rent are set forth in Sections 2B, 2C and 2D.

1.               Additional Rent in the amount of all costs, expenses,
                 ---------------
liabilities, and amounts which Tenant is required to pay under this Lease, excluding Base Rent, Operating Cost Share Rent, and Tax Share Rent, but including any interest for late payment of any item of Rent.

1.               Rent as used in this Lease means Base Rent, Operating Cost
                 ----
Share Rent, Tax Share Rent and Additional Rent. Tenant's agreement to pay Rent is an independent covenant, with no right of setoff, deduction or counterclaim of any kind.

A.            Payment of Operating Cost Share Rent and Tax Share Rent.
              -------------------------------------------------------

a)            Payment of Estimated Operating Cost Share Rent and Tax Share Rent.
              -----------------------------------------------------------------
Landlord shall estimate the Operating Costs and Taxes of the Project each fiscal year, generally after the beginning of the year. Landlord may revise these estimates whenever it obtains more accurate information, such as the final real estate tax assessment or tax rate for the Project.

          Within ten (10) days after notice from Landlord setting forth an estimate of Operating Costs for a particular fiscal year, Tenant shall pay Landlord an amount equal to one-twelfth (1/12th) of Tenant's Proportionate Share of such estimated Operating Costs for such fiscal year, multiplied by the number of months that have elapsed in the applicable fiscal year to the date of such payment including the current month, minus payments previously made by Tenant for the months elapsed. Thereafter on the first day of each month, Tenant shall pay monthly until a new estimate of Operating Costs is applicable, one-twelfth (1/12th) of Tenant's Proportionate Share of the estimated Operating Costs.

          Within ten (10) days after notice from Landlord setting forth an estimate of Taxes for a particular fiscal year, Tenant shall pay Landlord an amount equal to one-twelfth (1/12th) of Tenant's Proportionate Share of such estimated Taxes, multiplied by the number of months that have elapsed in the applicable fiscal year to the date of such payment, including the current month, minus payments previously made by Tenant for the months elapsed. Thereafter on the first day of each month, Tenant shall pay monthly until a new estimate of Taxes is applicable, one-twelfth (1/12th) of Tenant's Proportionate Share of the estimated Taxes.

a)            Correction of Operating Cost Share Rent.  As soon as reasonably
              ---------------------------------------
possible after the end of each fiscal year, Landlord shall deliver to Tenant a report for such year (the "Operating Cost Report") setting forth (a) the actual Operating Costs incurred, (b) the amount of Operating Cost Share Rent due from Tenant, and (c) the amount of Operating Cost Share Rent paid by Tenant. Within thirty (30) days after such delivery, Tenant shall pay to Landlord the amount due minus the amount paid. If the amount paid exceeds the amount due, Landlord shall apply the excess to Tenant's next month's payment of Operating Cost Share Rent, refunding any overage directly to Tenant. The provisions of this Section 2B(2) shall survive the termination of this Lease.

a)            Correction of Tax Share Rent.  As soon as reasonably possible
              ----------------------------
after the end of each fiscal year, Landlord shall deliver to Tenant a report for such fiscal year (the "Tax Report") setting forth (a) the actual Taxes, (b) the amount of Tax Share Rent due from Tenant, and (c) the amount of Tax Share Rent paid by Tenant. Within thirty (30) days after such delivery, Tenant shall pay to Landlord the amount due from Tenant minus the amount paid by Tenant. If the amount paid exceeds the amount due, Landlord shall apply any the excess as a credit against Tenant's next month's payment of Tax Share Rent, refunding any overage to Tenant. The provisions of this Section 2B(3) shall survive the termination of this Lease.

A.             Definitions.
               -----------

a)             Taxes.  "Taxes" means any and all taxes, assessments and
               -----
charges of any kind, general or special, ordinary or extraordinary, levied by any governmental entity, which Landlord shall pay or become obligated to pay in connection with the ownership, leasing, renting, management, control or operation of the Project or of the personal property, fixtures, machinery, equipment, systems and apparatus used in connection therewith. Taxes shall include real estate taxes, personal property taxes, sewer rents, water rents, special or general assessments, transit taxes, ad valorem taxes, and any tax levied on the rents hereunder or the interest of Landlord under this Lease (the "Rent Tax"). Taxes shall also include all legal fees and other costs and expenses paid by Landlord in seeking a refund or reduction of any Taxes, whether or not the Landlord is ultimately successful.

          For any year, the amount to be included in Taxes (a) from taxes or assessments payable in installments, shall be the amount of the installments (with any interest) due and payable during such year, and (b) from all other Taxes, shall at Landlord's election be the amount accrued, assessed, or otherwise imposed for such year or the amount due and payable in such year. Any refund or other adjustment to any Taxes by the taxing authority, shall apply during the year in which the adjustment is made.

          Taxes shall not include any net income (except Rent Tax), capital, stock, succession, transfer, franchise, gift, estate or inheritance tax, except to the extent that such tax shall be imposed in lieu of any portion of Taxes.

a)             Operating Costs. "Operating Costs" means any expenses, costs
               ---------------
and disbursements of any kind other than Taxes, paid or incurred by Landlord in connection with the ownership, leasing, management, maintenance, operation and repair of any part of the Project and of the personal property, fixtures, machinery, equipment, systems and apparatus used in connection therewith, including the cost of providing those services required to be furnished by Landlord under this Lease. Operating Costs shall not include (a) costs of alterations of tenant premises; (b) costs of capital improvements, except those intended to reduce Operating Costs, and those made to keep the Project in compliance with governmental requirements applicable from time to time, amortized by Landlord in accordance with sound accounting and management principles; (c) interest and principal payments on mortgages or any other debt costs, or rental payments on any ground lease of the Project ("Ground Lease");
(d) real estate brokers' leasing commissions; (e) any cost or expenditure for which Landlord is reimbursed, by insurance proceeds or otherwise, except by Operating Cost Share Rent; (f) the cost of any service furnished to any office tenant of the Project which Landlord does not make available to Tenant; (g) executives' salaries above the grade of building manager; (h) legal and auditing fees which are for the benefit of Landlord such as collecting delinquent rents, preparing tax returns and other financial statements, and audits other than those incurred in connection with the preparation of statements required pursuant to Section 2B above; and (i) costs of correcting defects in construction of the Building (as opposed to the cost of normal repair, maintenance and replacement expected with the construction materials and equipment installed in the Building in light of their specifications).

          If the Project is not fully leased during any portion of any fiscal year, Landlord may adjust (an "Equitable Adjustment") Operating Costs to equal what would have been incurred by Landlord had the Project been fully leased. For example, assume (i) the Building has ten floors; (ii) the Tenant occupies one floor and Tenant's Proportionate Share is ten percent (10%); (iii) the other nine floors are vacant; (iv) the cost of providing a particular service for Tenant's floor is $1,000. If Tenant paid Tenant's Proportionate Share of that cost, Tenant would pay $100. Instead, Landlord shall estimate the cost of such service for the Building if it were one hundred percent (100%) leased. Landlord would take into account any economies of scale; for example, the cost for the entire Building might be $9,000. The Landlord's estimate ($9,000) minus the actual cost incurred by the Landlord ($1000) equals the Equitable Adjustment ($8000). The Equitable Adjustment is added to the actual cost and Tenant pays Tenant's Proportionate Share of the total; in this example, Tenant would pay $9,000 times 10% or $900. This Equitable Adjustment shall apply only to Operating Costs which are variable and therefore increase as leasing of the Project increases. Landlord may incorporate the Equitable Adjustment in its estimates of Operating Costs.

          If Landlord does not furnish any particular service whose cost would have constituted an Operating Cost to a tenant who has undertaken to perform such service itself, Operating Costs shall be increased by the amount which Landlord would have incurred if it had furnished the service to such tenant.

          "Lease Year" means each consecutive twelve-month period beginning with the Commencement Date, except that if the Commencement Date is not the first day of a calendar month, then the first Lease Year shall be the period from the Commencement Date through the final day of the twelve months after the first day of the following month, and each subsequent Lease Year shall be the twelve months following the prior Lease Year.

a)             Fiscal Year.  "Fiscal Year" means the calendar year, except
               -----------
that the first fiscal year and the last fiscal year of the Term may be a partial calendar year.

A.   Computation of Base Rent and Rent Adjustments.
--   ---------------------------------------------

a)             Prorations.  If this Lease begins on a day other than the first
               ----------
day of a month, the Base Rent, Operating Cost Share Rent and Tax Share Rent shall be prorated for such partial month. If this Lease begins on a day other than the first day, or ends on a day other than the last day, of the fiscal year, Operating Cost Share Rent and Tax Share Rent shall be prorated for the applicable fiscal year.

a)             Default Interest.  Any sum due from Tenant to Landlord not
               ----------------
paid when due ("Late Payment") shall bear interest from the date due until paid at the annual rate equal to twelve percent (12%), provided, that if Tenant pays such Late Payment prior to the expiration of any applicable cure period, if any, no default interest shall be charged on such Late Payment.

a)             Rent Adjustments.  If the number of rentable square feet in
               ----------------
either the Premises or the Building shall be changed, Tenant's Proportionate Share shall be appropriately recalculated as of the date of the change, provided, that in no event shall Tenant's Proportionate Share be increased as a result of such change. If any Operating Cost paid in one fiscal year relates to more than one fiscal year, Landlord may proportionately allocate such Operating Cost among the related fiscal years.

a)             Books and Records.  Landlord shall maintain books and records
               -----------------
reflecting the Operating Costs and Taxes in accordance with sound accounting and management practices. Tenant, and its agents and representatives, may inspect Landlord's records at Landlord's office upon one day's prior notice during normal business hours during the forty-five (45) days following delivery of either the Operating Cost Report or the Tax Report. Tenant and any agent or representative must agree, in their contract for such services, that the results of any such inspection shall be kept entirely confidential and shall specifically not be made available to any other tenant of the Building. Unless Tenant sends to Landlord any written exception to either such report within said forty-five (45) day period, such report shall be deemed final and accepted by Tenant. Tenant shall pay the amount shown on both reports in the manner prescribed in this Lease, whether or not Tenant takes any such written exception, without any prejudice to such exception. If Tenant makes a timely exception, Landlord shall cause its independent certified public accountant to issue a final and conclusive resolution of Tenant's exception (the "Audit Resolution"). If, after the Audit Resolution, it is determined the amount paid by Tenant exceeded the amount due, Landlord shall refund any overage to Tenant. Tenant shall pay the cost of such certification unless Landlord's original determination of annual Operating Costs or Taxes was in error by more than five percent (5%).

a)             Miscellaneous.  So long as Tenant is in default of any
               -------------
obligation under this Lease, Tenant shall not be entitled to any refund of any amount from Landlord. If this Lease is terminated for any reason prior to the annual determination of Operating Cost Share Rent or Tax Share Rent, either party shall pay the full amount due to the other within fifteen (15) days after Landlord's notice to Tenant of the amount when it is determined. Landlord may commingle any payments made with respect to Operating Cost Share Rent or Tax Share Rent, without payment of interest.

I.             PREPARATION AND CONDITION OF PREMISES; POSSESSION AND SURRENDER
OF PREMISES.
A.             Condition of Premises.  Except (1) for latent defects, and (2)
               ---------------------
to the extent of the Tenant Improvements item on the Schedule, Landlord is leasing the Premises to Tenant "as is," without any representations or warranties, including any express or implied warranties of merchantability, fitness or habitability, and without any obligation to alter, remodel, improve, repair, decorate or clean any part of the Premises. Tenant acknowledges that there are two supplemental heating, ventilating and air conditioning systems presently located in the Premises, one of which is a 15 ton Trane Air-Cooled Unit, and the other is a 5 ton Trane Air-Cooled Unit (collectively, the "Supplemental Units"). Tenant further acknowledges that Landlord has made no representation or warranty as to the condition of the Supplemental Units, and that the Supplemental Units are included in the Premises in an "as is" condition, without any representations or warranties, including any express or implied warranties of merchantability or fitness, and without any obligation to repair or maintain any part of the Supplemental Units. Landlord acknowledges that Tenant has no obligation to remove the Supplemental Units from the Premises upon the termination of this Lease. If the Tenant Improvements item on the Schedule applies, Landlord shall cause the Premises to be completed in accordance with the Tenant Improvement Agreement attached as Appendix D.

A.             Tenant's Possession.  Tenant's taking possession of any portion
               -------------------
of the Premises shall be conclusive evidence that such portion was in good order, repair and condition. If Landlord authorizes Tenant to take possession of any part of the Premises prior to the Commencement Date for purposes of doing business, all terms of this Lease shall apply to such pre-Term possession, including Base Rent at the rate set forth for the First Lease Year in Section 2A prorated for any partial month.

A.             Maintenance.  Throughout the Term, Tenant shall maintain the
               -----------
Premises (including without limitation, the Supplemental Units and all plumbing fixtures and pipes used in connection with the bathroom located in the Premises) in their condition as of the Completion Date, loss or damage caused by the elements, ordinary wear, and fire and other casualty excepted, and at the termination of this Lease, or Tenant's right to possession, Tenant shall return the Premises to Landlord in broom-clean condition. To the extent Tenant fails to perform either obligation, Landlord may, but need not, restore the Premises to such condition and Tenant shall pay the cost thereof.

A.             Ownership of Improvements.  All Work as defined in Section 5,
               -------------------------
partitions, hardware, and all fixtures except trade fixtures, constructed in the Premises by either Landlord or Tenant, shall become Landlord's property upon installation without compensation to Tenant, unless Landlord consents otherwise in writing, or requires Tenant to remove any such item at the termination of the Lease or of Tenant's right to possession.

A.             Removal at Termination.  Tenant shall remove its trade
               ----------------------
fixtures, furniture, moveable equipment and other personal property from the Premises upon the termination of this Lease or Tenant's right of possession. If Tenant does not, then Tenant shall be conclusively presumed to have, at Landlord's election (i) conveyed such property to Landlord without compensation or (ii) abandoned such property, and Landlord may dispose of any part thereof in any manner without liability to Tenant or any other person. Landlord shall have no duty to be a bailee of any such personal property. If Landlord elects abandonment, Tenant shall pay to Landlord, upon demand, any expenses incurred for disposition.

A.             Landlord's Maintenance.  Throughout the term, Landlord shall
               ----------------------
maintain the roof, the exterior walls of the Building and the heating, ventilating and air conditioning systems of the Building in good condition.

I.             PROJECT SERVICES.

     Landlord shall furnish services as follows:

A.             Heating and Air Conditioning.  During the normal business hours
               ----------------------------
of 8:00 a.m. to 6:00 p.m., Monday through Friday, and 8:00 a.m. to 1:00 p.m. on Saturday, Landlord shall furnish heating and air conditioning to provide a comfortable temperature, in Landlord's judgment, for normal business operations, except to the extent Tenant installs equipment which adversely affects the temperature maintained by the air conditioning system. If Tenant installs such equipment, Landlord may install supplementary air conditioning units in the Premises, and Tenant shall pay to Landlord upon demand as Additional Rent the cost of installation, operation and maintenance thereof.

          Landlord shall furnish heating and air conditioning after business hours if Tenant provides Landlord at least twenty-four (24) hours' notice, and pays Landlord all then current charges for such additional heating or air conditioning.

A.             Elevators.  Landlord shall provide passenger elevator service
               ---------
during normal business hours to Tenant in common with Landlord and all other tenants. Landlord shall provide limited passenger service at other times, except in case of an emergency. Landlord shall provide freight elevator service at reasonable hours at Tenant's request, subject to scheduling by the Landlord and payment for the service by Tenant.

A.             Electricity.  All the electricity used in the Premises shall be
               -----------
supplied through a separate meter and be paid for by Tenant, provided that Landlord shall pay for the electricity required for the operation of the heating and air conditioning systems in the Premises during the hours specified in Paragraph 4A above, and shall include such payment in Operating Costs. Any decrease or discontinuance of electric service shall not affect the parties' rights and obligations under this Lease. Tenant shall not use electricity at a rate which causes the use by all tenants to exceed the capacity of the Building or the risers or wiring to the Premises. Landlord shall at Tenant's expense maintain the light fixtures and install lamps, bulbs, ballasts and starters in the Premises.

          Tenant shall pay for all electricity required for janitorial service, for alterations and repairs to the Premises, and for the operation of any supplementary air conditioning or ventilating system required for its equipment.

A.             Water.  Landlord shall furnish cold water for drinking and
               -----
toilet purposes, and cold and hot water for lavatory purposes. Tenant shall pay Landlord for water furnished for any other purpose as Additional Rent at rates fixed by Landlord, including without limitation, hot water for kitchenette purposes. Tenant shall not permit water to be wasted.

A.             Janitorial Service.  Landlord shall furnish janitorial service
               ------------------
as set forth in Appendix B. Tenant may obtain supplementary janitorial service only at its sole cost and responsibility, with employees or contractors satisfactory to Landlord, and subject to Landlord's prior written consent, which may be withheld in Landlord's discretion.

A.             Telephone Service.  Tenant shall arrange for telephone service
               -----------------
in the Premises directly with the telephone company. Tenant shall pay the cost of all charges for installation and service.

          G.  Interruption of Services.  No interruption of services caused by
              ------------------------
     repairs, replacements, or alterations to the service system, or by any other cause beyond the reasonable control of Landlord, shall be deemed an eviction or disturbance of Tenant's possession of any part of the Premises, or render Landlord liable to Tenant for damages, or otherwise affect the rights and obligations of Landlord and Tenant under this Lease, except as provided below.

          The Rent otherwise payable under this Lease shall abate in the manner described in the last sentence of this paragraph if all of the following conditions are met: (i) Landlord ceases to furnish any service in the Building as a result of a condition which affects only the Building (i.e. which does not affect office buildings in general in the vicinity of the Building); (ii) Tenant notifies Landlord in writing within one (1) business day after such cessation; (iii) such cessation is not caused by Force Majeure (as defined in Section 23 below); (iv) such cessation is not the result of an act or omission of Tenant; and (v) the Premises (or a material portion thereof) is rendered untenantable (meaning that Tenant is unable to use such space in the normal course of its business) and Tenant in fact ceases to use such space as a result of such cessation. As Tenant's sole and exclusive remedy for such cessation, on the sixth day after all of the foregoing conditions have been met, the Rent payable hereunder shall be equitably abated based upon the percentage of the space in the Premises so rendered untenantable and not being so used by Tenant, and such abatement shall continue until the date the Premises become fully tenantable again.

I.             ALTERATIONS AND REPAIRS.

A.             Landlord's Consent and Conditions.  Tenant shall not make any
               ---------------------------------
improvements or alterations in or additions, changes or installations to the Premises which (i) impact the base structural components or the heating, air conditioning, ventilation, electrical, plumbing or mechanical systems (collectively, the "Systems") of the Building, or (ii) impact any other tenant's premises (collectively, the "Systems/Structure Work"), without submitting plans and specifications to Landlord and obtaining Landlord's prior written consent (which consent Landlord may withhold in its sole discretion). Tenant shall not make any improvements or alterations in or additions, changes or installations to the Premises which are not deemed Systems/Structure Work, without submitting plans and specifications to Landlord and obtaining Landlord's prior written consent (which consent shall not be unreasonably withheld), if (a) the cost thereof is in excess of $10,000.00, or (b) such improvements, alterations, additions, changes or installations are visible from outside the Premises (collectively, the "Non-Systems Work"). Tenant shall be allowed to make any improvements or alterations in or additions, changes or installations to the Premises which are not deemed Systems/Structure Work or Non-Systems Work without Landlord's consent (collectively, the "Non-Consent Work"). Systems/Structure Work, Non-Systems Work and Non-Consent Work are sometimes collectively referred to herein as the "Work." Landlord shall inform Tenant of its approval or disapproval of any such Systems/Structure Work or Non-Systems Work within fifteen (15) days after receipt of a complete set of plans and specifications therefor. Tenant shall pay Landlord's standard charge for review of the plans and all other items submitted by Tenant. Tenant shall pay for the cost of all Work. At Landlord's option, the Work shall be performed by Landlord's employees or contractors. All Work shall become the property of Landlord upon its installation, except for Tenant's trade fixtures and for items which Landlord requires Tenant to remove at Tenant's cost at the termination of the Lease. The following requirements shall apply to all Work:

a) Prior to commencement, Tenant shall furnish to Landlord building permits, certificates of insurance satisfactory to Landlord, and, at Landlord's request, security for payment of all costs.

a) Tenant shall perform all Work so as to maintain peace and harmony among other contractors serving the Project and shall avoid interference with other work to be performed or services to be rendered in the Project.

a) The Work shall be performed in a good and workmanlike manner, meeting the standard for construction and quality of materials in the Building, and shall comply with all insurance requirements and all applicable laws, ordinances and regulations.

a) Tenant shall permit Landlord to supervise all Work. Landlord may charge a supervisory fee not to exceed five percent (5%) of labor, material, and all other costs of the Work, if Tenant's employees or contractors perform the Work.

a) Upon completion, Tenant shall furnish Landlord with contractor's affidavits and full and final statutory waivers of liens, as-built plans and specifications, and receipted bills covering all labor and materials.

A.             Electronic Systems.  If Tenant notifies Landlord that Tenant
               ------------------
requires additional electrical or cable capacity for telegraph, telephone, burglar alarm, computer, or signal service, Landlord shall direct how the installation shall be done. Tenant shall make no installation of any kind except in accordance with Landlord's direction. At Landlord's election, Landlord may make the installation itself. Tenant shall pay for the entire cost of both the installation and the service.

A.             Damage to Systems.  If any part of the mechanical, electrical
               -----------------
or other systems in the Premises shall be damaged, Tenant shall promptly notify Landlord, and Landlord shall repair such damage. Landlord may also at any reasonable time make any repairs or alterations which Landlord deems necessary for the safety or protection of the Project, or which Landlord is required to make by any court or other governmental authority. Landlord shall, in performing such repairs or alterations, take reasonable steps to avoid interference with Tenant's normal business activities. Tenant shall at its expense make all other repairs necessary to keep the Premises, and Tenant's fixtures and personal property, in good order, condition and repair; to the extent Tenant fails to do so, Landlord may make such repairs itself. The cost of any repairs made by Landlord on account of Tenant's default, or on account of the misuse or neglect by Tenant or its invitees, contractors or agents anywhere in the Project, shall become Additional Rent payable on demand by Tenant.

A.             No Liens.  Tenant has no authority to cause or permit any lien
               --------
or encumbrance of any kind to affect Landlord's interest in the Project; any such lien or encumbrance shall attach to Tenant's interest only. If any mechanic's lien shall be filed or claim of lien made for work or materials furnished to Tenant, then Tenant shall at its expense within ten (10) days thereafter either discharge or contest the lien or claim. If Tenant contests the lien or claim, then Tenant shall (i) within such ten (10) day period, provide Landlord adequate security for the lien or claim, (ii) contest the lien or claim in good faith by appropriate proceedings that operate to stay its enforcement, and (iii) pay promptly any final adverse judgment entered in any such proceeding. If Tenant does not comply with these requirements, Landlord may discharge the lien or claim, and the amount paid, as well as attorney's fees and other expenses incurred by Landlord, shall become Additional Rent payable on demand by Tenant.

I. USES OF PREMISES. Tenant shall use the Premises only for executive and general administrative offices, which shall include the development of software programs, the construction of web pages, the performance of systems integration, consulting, sales and related uses. Tenant shall not allow any use of the Premises which will negatively affect the cost of coverage of Landlord's insurance on the Project. Tenant shall not allow any inflammable or explosive liquids or materials to be kept on the Premises. Tenant shall not allow any use of the Premises which would cause the value or utility of any part of the Premises to diminish or would interfere with any other Tenant or with the operation of the Project by Landlord. Tenant shall not permit any nuisance or waste upon the Premises, or allow any offensive noise or odor in or around the Premises. Tenant shall not place vending or dispensing machines of any kind in the Premises.

I.             GOVERNMENTAL REQUIREMENTS AND BUILDING RULES.    Tenant shall
comply with all governmental laws or regulations applying to its use of the Premises. Tenant shall also comply with all rules established for the Project from time to time by Landlord. The present rules are contained in Appendix C. Failure by another tenant to comply with the rules or failure by Landlord to enforce them shall not relieve Tenant of its obligation to comply with the rules or make Landlord responsible to Tenant in any way.

I.             WAIVER OF CLAIMS; INDEMNIFICATION; INSURANCE.
--
A.             Waiver of Claims.  To the extent permitted by law, Tenant waives
--             ----------------
any claims it may have against the Landlord or its officers, directors, agents, contractors or employees for business interruption, damage to property, or any other loss sustained by Tenant as the result of any accident or occurrence in the Project or of any part of the Building becoming in disrepair.

          To the extent permitted by law, Landlord waives any claims it may have against Tenant or its officers, directors, agents, contractors, or employees for rent loss, damage to the property, or any other loss sustained by Landlord as the result of any accident or occurrence in the Premises or Project or of any part of the Premises becoming in disrepair.

A.             Indemnification.  Tenant shall indemnify, defend and hold
               ---------------
harmless Landlord, the property manager of the Project and their respective directors, officers, employees, agents and contractors against any claims by any third party for injury to any person or damage to or loss of any property occurring in the Project and arising from the use of the Premises or from any other act or omission of Tenant or any of Tenant's employees, agents, invitees or contractors.

          Landlord shall indemnify, defend and hold harmless Tenant and its officers, directors, servants, agents and employees against any claims or liability for damage to person or property (or for loss or misappropriation of property) occurring in the Premises or Project, proximately caused by the intentional misconduct or sole negligence of Landlord or of any employee, agent, servant, invitee or contractor of Landlord during the Term, and from any costs relating thereto (including, without limitation, attorneys' fees), but only to the extent of the sum of (i) Landlord's deductibles under the insurance policy required to be obtained by Landlord hereunder, and (ii) amounts of insurance proceeds recoverable under such insurance policy.

A.             Insurance Coverage.    Tenant shall maintain insurance customary
               ------------------
for an office tenant, with such terms, coverages and insurers, as Landlord shall reasonably require from time to time. Initially, such insurance shall include:

a) Commercial General Liability Insurance, with (a) Contractual Liability including the indemnification provisions contained in this Lease, (b) a severability of interest endorsement, (c) limits of not less than One Million Dollars ($1,000,000) combined single limit per occurrence for bodily injury, sickness or death, and property damage, and umbrella coverage of not less than Five Million

Dollars ($5,000,000), and (d) Landlord and Landlord's building manager named as additional insureds.

a) Insurance against "All Risks" of physical loss covering the replacement cost of all of Tenant's fixtures and personal property. Tenant's property insurance shall include a waiver of subrogation. Tenant's insurance shall be primary and not contributory.

A.             Insurance Certificates.  Tenant shall deliver to Landlord
               ----------------------
certificates and endorsements evidencing all required insurance no later than five (5) days prior to the Commencement Date and each renewal date. Each certificate will provide for the thirty (30) days prior written notice of cancellation to Landlord and Tenant.

I.             FIRE AND OTHER CASUALTY.

     A.   Termination.  If a fire or other casualty causes substantial damage
          -----------
to the Building or the Premises, Landlord shall engage a registered architect to certify within one (1) month of the casualty to both Landlord and Tenant, the amount of time needed to restore the Building and the Premises to tenantability, using standard working methods. If the time needed exceeds eighteen (18) months from the beginning of the restoration, or two (2) months therefrom if the restoration would begin during the last eighteen (18) months of the Lease, then in the case of the Premises, either Landlord or Tenant may terminate this lease, and in the case of the Building, Landlord may terminate this Lease, by notice to the other party within ten (10) days after the notifying party's receipt of the architect's certificate. The termination shall be effective thirty (30) days from the date of the notice and Rent shall be paid by Tenant to that date, within an abatement for any portion of the space which has been untenantable after the casualty.

     B.   Restoration.  If a casualty causes damage to the Building or the
          -----------
Premises but this Lease is not terminated for any reason, then subject to the rights of any mortgagees or ground lessors, Landlord shall obtain the applicable insurance proceeds and diligently restore the Building and the Premises subject to current governmental requirements. Tenant shall replace its damaged personal property and fixtures. Rent shall be abated on a per diem basis during the restoration for any portion of the Premises which is untenantable, except to the extent that Tenant's negligence caused the casualty and Landlord's rent loss insurance would not provide coverage if the Rent were abated.

I. EMINENT DOMAIN. If a part of the Project is taken by eminent domain or deed in lieu thereof which is so substantial that the Premises cannot reasonably be used by Tenant for the operation of its business, then either party may terminate this Lease effective as of the date of the taking. If any substantial portion of the Project is taken without affecting the Premises, then Landlord may terminate this Lease as of the date of such taking. Rent shall abate from the date of the taking in proportion to any part of the Premises taken. The entire award for a taking of any kind shall be paid to Landlord, and Tenant shall have no right to share in the award. All obligations accrued to the date of the taking shall be performed by each party.

I.             RIGHTS RESERVED TO LANDLORD.

     Landlord may exercise at any time any of the following rights respecting the operation of the Project without liability to the Tenant of any kind:

A.             Name.  To change the name or street address of the Building or
               ----
the suite numbers of the Premises; provided that if any of the foregoing is voluntarily done by Landlord (as opposed to required by a governmental agency or authority), Landlord shall reimburse Tenant for its reasonable actual out-of-pocket expenses incurred as a result thereof to purchase stationary and business cards, in an amount not to exceed $1,000.

A.             Signs.  To install and maintain any signs on the exterior and
               -----
in the interior of the Building, and to approve at its discretion prior to installation any of the Tenant's signs in the Premises visible from the common areas or the exterior of the Building.

A.             Window Treatments.  To approve, at its discretion, prior to
               -----------------
installation any shades, blinds, ventilators or window treatments of any kind, as well as any lighting within the Premises that may be visible from the exterior of the Building.

A.             Service Contracts.  To enter into service contracts with all
               -----------------
providers furnishing ice and drinking water, towels, toilet supplies, shoe shines, sign painting, beverage or food services, or other services to the Premises, provided that the rates charged are reasonably competitive for office buildings in the Chicago area.

A.             Keys.  To retain and use at any time passkeys to enter the
               ----
Premises or any door within the Premises. Tenant shall not alter or add any lock or bolt.

A.             Access.  To have access to inspect the Premises, and to perform
               ------
its obligations, or make repairs, alterations, additions or improvements, as permitted by this Lease.

A.             Preparation for Reoccupancy.  To decorate, remodel, repair,
               ---------------------------
alter or otherwise prepare the Premises for reoccupancy at any time after Tenant abandons the Premises, without relieving Tenant of any obligation to pay Rent.

A.             Heavy Articles.  To approve the weight, size, placement and
               --------------
time and manner of movement within the Building of any safe or other heavy article of Tenant's property. Tenant shall move its property entirely at its own risk.

A.             Show Premises.  To show the Premises to prospective purchasers
               -------------
or brokers at any reasonable time, and to prospective tenants during the final year of the Term, provided that Landlord gives prior notice to Tenant and does not materially interfere with Tenant's use of the Premises.

A.             Restrict Access.  To restrict access to the Project during such
               ---------------
hours as Landlord shall determine, provided access will normally be available on a 24-hour basis, subject to the event of an emergency and appropriate regulation by Landlord. Landlord agrees to use reasonable efforts to provide Tenant with prior notice of any such restriction of access.

A.             Relocation of Tenant. To relocate the Tenant, upon thirty
               --------------------
days' prior written notice, from all or part of the Premises (the "old premises") to another area in the Project (the "new premises"), provided that:

1. the size of the new premises is at least equal to the size of the old premises;

1. the purpose of the relocation is to put a major tenant into the old premises;

1. Landlord pays the cost of moving the Tenant and improving the new premises to the substantially same condition of the old premises. Tenant shall cooperate with Landlord in all reasonable ways to facilitate the move, including supervising the movement of files or fragile equipment, designating new locations for furniture, equipment and new telephone and electrical outlets, and determining the color of paint in the new premises; and

1. Tenant shall not be required to move into the new premises until the new premises is in the substantially same condition of the old premises.

A.             Use of Lockbox.  To designate a lockbox collection agent for
               --------------
collections of amounts due Landlord. In that case, the date of payment of Rent or other sums shall be the date of the agent's receipt of such payment or the date of actual collection if payment is made in the form of a negotiable instrument thereafter dishonored upon presentment. However, if Tenant is in default under this Lease, Landlord may reject any payment for all purposes as of the date of receipt or actual collection by mailing to Tenant within 21 days after such receipt or collection a check equal to the amount sent by Tenant.

A.             Repairs and Alterations.  To make repairs or alterations to the
               -----------------------
Project and in doing so transport any required material through the Premises, to close entrances, doors, corridors, elevators and other facilities in the Project, to open any ceiling in the Premises, or to temporarily suspend services or use of common areas in the Building. Landlord may perform any such repairs or alterations during ordinary business hours, except that Tenant may require any Work in the Premises to be done after business hours if Tenant pays Landlord for overtime and any other expenses incurred. Landlord may do or permit any work on any nearby building, land, street, alley or way.

A.             Landlord's Agents.  If Tenant is in default under this Lease,
               -----------------
possession of Tenant's funds or negotiation of Tenant's negotiable instrument by any of Landlord's agents shall not waive any breach by Tenant or any remedies of Landlord under this Lease.

A.             Building Services.  To install, use and maintain through the
               -----------------
Premises, pipes, conduits, wires and ducts serving the Building, provided that such installation, use and maintenance does not unreasonably interfere with Tenant's use of the Premises.

A.             Other Actions.  To take any other action which Landlord deems
               -------------
reasonable in connection with the operation, maintenance or preservation of the Building.

I.             TENANT'S DEFAULT

     Any of the following shall constitute a default by Tenant:

A.             Rent Default.  Tenant fails to pay any Rent when due, and, in
               ------------
the case of only the first such failure in any 12 consecutive months, this failure continues for five days after written notice from Landlord;

A.             Assignment/Sublease or Hazardous Substances Default.  Tenant
               ---------------------------------------------------
defaults in its obligations under Section 17 Assignment and Sublease or Section 28 Hazardous Substances;

A.             Other Performance Default.  Tenant fails to perform any other
               -------------------------
obligation to Landlord under this Lease, and, in the case of only the first such failure in any twelve consecutive months, this failure continues for twenty days after written notice from Landlord, except that if Tenant begins to cure its failure within the twenty day period but cannot reasonably complete its cure within such period, then the twenty day period shall be extended to ninety days, or such lesser period as is reasonably necessary to complete the cure;

A.             Credit Default.  One of the following credit defaults occurs:
               --------------

1. Tenant commences any proceeding under any law relating to bankruptcy, insolvency, reorganization or relief of debts, or seeks appointment of a receiver, trustee, custodian or other similar official for the Tenant or for any substantial part of its property, or any such proceeding is commenced against Tenant and either remains undismissed for a period of thirty days or results in the entry of an order for relief against Tenant which is not fully stayed within seven days after entry;

1. Tenant dissolve, liquidates or otherwise winds up its business, becomes insolvent or bankrupt, does not generally pay its debts as they become due, or admits in writing its inability to pay its debts, or makes a general assignment for the benefit of creditors;

1. Any third party obtains a levy or attachment under process of law against Tenant's leasehold interest.

I.             LANDLORD REMEDIES.

     A.   Termination of Lease or Possession.  If Tenant defaults, Landlord may
          ----------------------------------
elect by notice to Tenant either to terminate this Lease or to terminate Tenant's possession of the Premises without terminating this Lease. In either case, Tenant shall immediately vacate the Premises and deliver possession to Landlord, and Landlord may repossess the Premises and may remove any of Tenant's signs and any of its other property, without relinquishing its right to receive Rent or any other right against Tenant.

     B.   Lease Termination Damages.  If Landlord terminates the Lease, Tenant
          -------------------------
shall pay to Landlord all Rent due on or before the date of termination, plus Landlord's reasonable estimate of the aggregate Rent that would have been payable from the date of termination through the Termination Date, reduced by the rental value of the Premises calculated as of the date of termination for the same period, taking into account reletting expenses and market concessions, both discounted to present value at the rate of five (5) percent per annum. If Landlord shall relet any part of the Premises for any part of such period before such present value amount shall have been paid by Tenant or finally determined by a court, then the amount of Rent payable pursuant to such reletting shall be deemed to be the reasonable rental value for that portion of the Premises relet during the period of the reletting.

     C.   Possession Termination Damages.  If Landlord terminates Tenant's
          ------------------------------
right to possession without terminating the Lease and Landlord takes possession of the Premises itself, Landlord may relet any part of the Premises for such Rent, for such time, and upon such terms as Landlord in its sole discretion shall determine, without any obligation to do so prior to renting other vacant areas in the Building. Any proceeds from reletting the Premises shall first be applied to the expenses of reletting, including redecoration, repair, alteration, advertising, brokerage, legal, and other reasonably necessary expenses. If the reletting proceeds after payment of expenses are insufficient to pay the full amount of Rent under this Lease, Tenant shall pay such deficiency to Landlord monthly upon demand as it becomes due. Any excess proceeds shall be retained by Landlord.

     D.   Landlord's Remedies Cumulative.  All of Landlord's remedies under
          ------------------------------
this Lease shall be in addition to all other remedies Landlord may have at law or in equity. Waiver by Landlord of any breach of an obligation by Tenant shall be effective only if it is in writing, and shall not be deemed a waiver of any other breach, or any subsequent breach of the same obligation. Landlord's acceptance of payment by Tenant shall not constitute a waiver of any breach by Tenant, and if the acceptance occurs after Landlord's notice to Tenant, or termination of the Lease or of Tenant's right to possession, the acceptance shall not affect such notice or termination. Acceptance of payment by Landlord after commencement of a legal proceeding or final judgment shall not affect such proceeding or judgment.

     E.   Waiver of Trial by Jury.  Each party waives trial by jury in the
          -----------------------
event of any legal proceeding brought by the other in connection with this Lease. Each party shall bring any action against the other in connection with this Lease in a federal or state courts located in Chicago, Illinois, consents to the jurisdiction of such courts, and waives any right to have any proceeding transferred from such courts on the ground of improper venue or inconvenient forum.

     F.   Litigation Costs.  The non-prevailing party in any lawsuit to enforce
          ----------------
this Lease shall pay the attorneys' fees and other costs of the prevailing party.

I.             SURRENDER.   Upon termination of this Lease or Tenant's right to
possession, Tenant shall return the Premises to Landlord in good order and condition, ordinary wear and casualty damage excepted. If Landlord requires Tenant to remove any alterations, then Tenant shall remove the alterations in a good and workmanlike manner and restore the Premises to its condition prior to their installation.

I. HOLDOVER. If Tenant retains possession of any part of the Premises after the Term, Tenant shall become a month-to-month tenant upon all of the terms of this Lease as might be applicable to such month-to-month tenancy, except that Tenant shall pay Base Rent at double the rate in effect immediately prior to such holdover, computed on a monthly basis for each full or partial month Tenant remains in possession. If Tenant holds over for more than one month, Tenant shall also pay Landlord all of Landlord's direct and consequential damages, and in addition, if Landlord so elects by notice to Tenant, such holdover shall constitute a renewal of this Lease for one year at the then current market rate as determined by Landlord but in no event less than the Rent payable immediately prior to such holdover. No acceptance of Rent or other payments by Landlord under these holdover provisions shall operate as a waiver of Landlord's right to regain possession or any other of Landlord's remedies.

I.             SUBORDINATION TO GROUND LEASES AND MORTGAGES.

     A.   Subordination.  This Lease shall be subordinate to any present or
          -------------
future ground lease or mortgage respecting the Project, and any amendments to such ground lease or mortgage, at the election of the ground lessor or mortgagee as the case may be, effected by notice to Tenant in the manner provided in this Lease. The subordination shall be effective upon such notice, but at the request of Landlord or ground lessor or mortgagee, Tenant shall within ten (10) days of the request, execute and deliver to the requesting party any reasonable documents provided to evidence the subordination.

          At any time that any ground lease or mortgage is put in effect on the Project, Landlord shall use reasonable efforts to cause the mortgagee or ground lessor to deliver to Tenant a non-disturbance agreement, in form and substance reasonably acceptable to Tenant, which agreement shall provide that so long as Tenant is not in default under this Lease (after the expiration of any applicable notice and cure periods), Tenant shall have the right to remain in possession of the Premises and to exercise all of its option and rights on the terms and conditions set forth herein, even if there is a default under any such ground lease or if any such mortgagee forecloses its mortgage or accepts a deed in lieu of foreclosure. At such time as any additional ground leases or mortgages are placed on the Project, Landlord shall use reasonable efforts to cause the additional ground lessor and/or mortgagee to deliver a non-disturbance agreement to Tenant.

     B.   Termination of Ground Lease or Foreclosure of Mortgage.  If any ground
          ------------------------------------------------------
lease is terminated or mortgage foreclosed or deed in lieu of foreclosure given and the ground lessor, mortgagee, or purchaser at a foreclosure sale shall thereby become the owner of the Project, Tenant shall attorn to such ground lessor or mortgagee or purchaser without any deduction or setoff by Tenant, and this Lease shall continue in effect as a direct lease between Tenant and such ground lessor, mortgagee or purchaser. The ground lessor or mortgagee or purchaser shall be liable as Landlord only during the time such ground lessor or mortgagee or purchaser is the owner of the Project. At the request of Landlord, ground lessor or mortgagee, Tenant shall execute and deliver within ten (10) days of the request any document furnished by the requesting party to evidence Tenant's agreement to attorn.

     C.   Security Deposit.  Any ground lessor or mortgagee shall be
          ----------------
responsible for the return of any security deposit by Tenant only to the extent the security deposit is received by such ground lessor or mortgagee.

     D.   Notice and Right to Cure.  The Project is subject to any ground
          ------------------------
lease and mortgage identified with name and address of ground lessor or mortgagee in any Appendix to this Lease. Tenant agrees to send by registered or certified mail to any ground lessor or mortgagee identified either in such Appendix or in any later notice from Landlord to Tenant a copy of any notice of default sent by Tenant to Landlord. If Landlord fails to cure such default within the required time period under this Lease, but ground lessor or mortgagee begins to cure within ten (10) days after such period and proceeds diligently to complete such cure, then ground lessor or mortgagee shall have such additional time as is necessary to complete such cure, including any time necessary to obtain possession if possession is necessary to cure, and Tenant shall not begin to enforce its remedies so long as the cure is being diligently pursued.

     E.   Definitions.  As used in this Section 16, "mortgage" shall include
          -----------
"trust deed" and "mortgagee" shall include "trustee", "mortgagee" shall include the mortgagee of any ground lessee, and "ground lessor", "mortgagee", and "purchaser at a foreclosure sale" shall include, in each case, all of its successors and assigns, however remote.

I.             ASSIGNMENT AND SUBLEASE.
--

A.             Consent Required. Tenant shall not, without the prior consent of
               ----------------
Landlord in each case, (i) make or allow any assignment or transfer, by operation of law or otherwise, of any part of Tenant's interest in this Lease,
(ii) grant or allow any lien or encumbrance, by operation of law or otherwise, upon any part of Tenant's interest in this Lease, (iii) sublet any part of the Premises, or (iv) permit anyone other than Tenant and its employees to occupy any part of the Premises. Landlord may withhold its consent to the assignment or sublease if Tenant is in default under this Lease, if the proposed assignee or sublessee is a tenant in the Project or an affiliate of such a tenant, or if the financial responsibility, nature of business, and character of the proposed assignee or subtenant are not all reasonably satisfactory to Landlord. Landlord will not otherwise unreasonably withhold its consent on any other basis to such an assignment or subletting. No consent granted by Landlord shall relieve Tenant of any of its obligations under this Lease, nor shall it be deemed to be a consent to any subsequent assignment or transfer, lien or encumbrance, sublease or occupancy. Tenant shall pay all of Landlord's attorneys' fees and other expenses incurred in connection with any consent requested by Tenant or in reviewing any proposed assignment or subletting. Any assignment or transfer, grant of lien or encumbrance, or sublease or occupancy without Landlord's prior written consent shall be void.

A.             Procedure.  Tenant shall notify Landlord of any proposed
               ---------
assignment or sublease at least forty-five (45) days prior to its proposed effective date. The notice shall include the name and address of the proposed assignee or subtenant, its corporate affiliates in the case of a corporation and its partners in a case of a partnership, an execution copy of the proposed assignment or sublease, and sufficient information to permit Landlord to determine the financial responsibility and character of the proposed assignee or subtenant. As a condition to any effective assignment of this Lease, the assignee shall execute and deliver in form satisfactory to Landlord at least fifteen (15) days prior to the effective date of the assignment, an assumption of all of the obligations of Tenant under this Lease. As a condition to any effective sublease, subtenant shall execute and deliver in form satisfactory to Landlord at least fifteen (15) days prior to the effective date of the sublease, an agreement to comply with all of Tenant's obligations under this Lease, and at Landlord's option, an agreement (except for the economic obligations which subtenant will undertake directly to Tenant) to attorn to Landlord under the terms of the sublease in the event this Lease terminates before the sublease expires.

A.             Change of Management or Ownership.  Any transfer of the
               ---------------------------------
direct or indirect power to affect the management or policies of Tenant or direct or indirect change in 40% or more of the ownership interest in Tenant shall constitute an assignment of this Lease.

A.             Excess Payments.  If Tenant shall assign this Lease or
               ---------------
sublet any part of the Premises for consideration in excess of the pro-rata portion of Rent applicable to the space subject to the assignment or sublet, then Tenant shall pay to Landlord as Additional Rent 50% of any such excess immediately upon receipt.

I. CONVEYANCE BY LANDLORD. If Landlord shall at any time transfer its interest in the Project or this Lease, Landlord shall be released of any obligations occurring after such transfer, except the obligation to return to Tenant any security deposit not delivered to its transferee, and Tenant shall look solely to Landlord's successors for performance of such obligations. This Lease shall not be affected by any such transfer.

I. ESTOPPEL CERTIFICATE. Each party shall, within ten (10) days of receiving a request from the other party, execute, acknowledge in recordable form, and deliver to the other party or its designee a certificate stating, subject to a specific statement of any applicable exceptions, that the Lease as amended to date is in full force and effect, that the Tenant is paying Rent and other charges on a current basis, and that to the best of the knowledge of the certifying party, the other party has committed no uncured defaults and has no offsets or claims. The certifying party may also be required to state the date of commencement of payment of Rent, the Commencement Date, the Termination Date, the Base Rent, the current Operating Cost Share Rent and Tax Share Rent estimates, the status of any improvements required to be completed by Landlord, and such other matters as may be reasonably requested. Failure to deliver such statement within the time required shall be conclusive evidence against the non-certifying party that this Lease, with any amendments identified by the requesting party, is in full force and effect, that there are no uncured defaults by the requesting party, that not more than one month's Rent has been paid in advance, and that the non-certifying party has no claims or offsets against the requesting party.

I.             SECURITY DEPOSIT.

     A. Tenant shall deposit with Landlord on the date of this Lease security for the performance of all of its obligations (the "Security Deposit") in the amounts set forth in paragraph C of this Section 20 and in the form set forth below. If Tenant defaults under this Lease, Landlord may use any part of the Security Deposit to make any defaulted payment, to pay for Landlord's cure of any defaulted obligation, or to compensate Landlord for any loss or damage resulting from any default. To the extent any portion of the Security Deposit is used, Tenant shall within five (5) days after demand from Landlord reinstate the Letter of Credit (defined below). If Tenant shall perform all of its obligations under this Lease and return the Premises to Landlord at the end of the Term, Landlord shall return either all of the remaining Security Deposit or the Letter of Credit to Tenant. The Security Deposit shall not serve as an advance payment of Rent or a measure of Landlord's damages for any default under this Lease.

     B. The Security Deposit shall be in the form of an unconditional and irrevocable letter of credit (the "Letter of Credit"), which Letter of Credit shall (a) be in the initial amount of $220,000, (b) be in form and substance satisfactory to Landlord, (c) name Landlord as its beneficiary, (d) expressly allow Landlord to draw upon it at any time or from time to time by delivering to the issuer written notice that Landlord is entitled to draw thereunder, (e) be drawn on an FDIC-insured financial institution satisfactory to Landlord, (f) be redeemable in the State of New York, (g) be freely assignable by Landlord to any successor to Landlord's interest in the Project. If Landlord is not provided with a substitute Letter of Credit complying with all of the requirements hereof at least ten (10) days before the stated expiration date thereof, then Landlord shall have the right to draw under such Letter of Credit then held by Landlord and hold such funds as a Security Deposit in accordance with the terms of this Section 20.

     C. Provided that Tenant is not in default under any of the terms, covenants or conditions of the Lease, beginning with the start of the third Lease Year, and at the start of each Lease Year thereafter, the amount of the Letter of Credit to be delivered to Landlord may be decreased by $50,000, as more specifically set forth in the following:

               Lease Year          Amount of Letter of Credit
               ----------------------------------------------

                    1                       $220,000
                    2                       $220,000
                    3                       $170,000
                    4                       $120,000
                    5                       $ 70,000


     D. If Landlord transfers its interest in the Project or this Lease, Landlord may transfer the Security Deposit to its transferee. Upon such transfer, Landlord shall have no further obligation to return the Security Deposit to Tenant, and Tenant's right to the return of the Security Deposit shall apply solely against Landlord's transferee.

I. EXTENSION. Subject to Sections 21B and 21C below, the Term of this Lease may be extended, at the option of Tenant, for one additional period of five (5) years (the "Renewal Term"). The Renewal Term shall be upon the same terms, covenants and conditions contained in this Lease, excluding the provisions of Section 22 and Appendix D of the Lease and except for the amount of Base Rent payable during the Renewal Term, and any reference in the Lease to the "Term" of the Lease shall be deemed to include the Renewal Term and apply thereto, unless it is expressly provided otherwise. Tenant shall have no extension option beyond the aforesaid five year extension option. Any termination of this Lease during the initial Term of this Lease shall terminate all rights under this Section 21.

     A. The initial Base Rent during the Renewal Term for any space then constituting a portion of the Premises shall be at a rate equal to the greater of (i) the Base Rent (as escalated pursuant to Section 2A above) applicable to the fifth Lease Year, and (ii) the then prevailing market rate for fully creditworthy tenants for comparable space in the Building and other first class office buildings in the vicinity of the Building as reasonably determined by Landlord. Tenant's obligation to pay Operating Cost Share Rent and Tax Share Rent pursuant to Section 2A of the Lease shall continue during the Renewal Term.

     B. Such option to extend shall be exercised by Tenant delivering an initial non-binding written notice to Landlord not less than twelve (12) full calendar months prior to the expiration of the initial Term of this Lease. Thereafter, Landlord shall calculate the prevailing market rate for the Premises, which calculation shall reflect the market rate that would be payable per annum for a term commencing on the first day of the Renewal Term, provided that such calculation shall be final and shall not be recalculated at the actual commencement of the Renewal Term (if any).

Tenant shall give Landlord final binding written notice of intent to exercise its option to extend, if at all, no later than nine (9) months prior to the expiration of the initial Term.

     C. Tenant's right to exercise its option to extend this Lease pursuant to this Section 21, is subject to the following conditions: (i) that on the date that Tenant delivers its final binding written notice of its election to exercise its option to extend, Tenant is not in default under any of the terms, covenants or conditions of the Lease, after the expiration of any applicable notice and cure periods, and (ii) that Tenant shall not have assigned the Lease or sublet the Premises at any time during the period commencing with the date that Tenant delivers its final binding written notice to Landlord of its exercise of such option to extend and ending on the commencement date of the Renewal Term, or at any time prior to such period, if such assignment or sublease extends into such period.

     D. If Tenant fails to give its initial non-binding written notice of intent or its final binding written notice of intent to exercise its option to extend when due as provided in this Section 21, Tenant will be deemed to have waived such option to extend.

I. RIGHT OF FIRST OFFER. Subject to Section 22B below, during the Term of this Lease, Tenant shall have and is hereby granted a right of first offer on any portion of the 19th floor of the Building contiguous to the Leased Premises that is not originally demised to Tenant under this Lease, (collectively, the "ROFO Space"), which right shall be exercised in accordance with the procedures set forth in Section 22A below.

     A. If at any time during the Term of this Lease any ROFO Space becomes available for lease to anyone other than a prior tenant, Landlord shall give written notice thereof to Tenant (the "Landlord's ROFO Notice") identifying that portion of the ROFO Space that is available (the "Subject ROFO Space"). Landlord's ROFO Notice may be given at any time up to sixteen (16) months in advance of such availability and shall contain the terms upon which Landlord intends to offer the Subject ROFO Space for lease at a market rate to the market. Tenant shall notify Landlord within ten (10) days of receipt of Landlord's ROFO Notice whether it desires to lease the Subject ROFO Space on the terms set forth in Landlord's ROFO Notice; provided, however, that failure to notify Landlord within said 10-day period shall be deemed a refusal by Tenant. After any such refusal or deemed refusal, Tenant shall have no further rights to such Subject ROFO Space and Landlord shall be free to lease such space to any person or entity for any term. If Tenant exercises its right of first offer with respect to such Subject ROFO Space, such space shall be added to the Premises for the remaining Term of the Lease (including the Renewal Term, if any) on (a) all the terms, covenants and conditions specified in the Landlord's ROFO Notice, and (b) the terms, covenants and conditions of this Lease to the extent that such terms, covenants and conditions of this Lease do not conflict with the terms, covenants and conditions specified in the Landlord's ROFO Notice; provided, however, that notwithstanding anything herein to the contrary, during the Renewal Term, if any, Base Rent, Operating Cost Share Rent, Tax Share Rent and Additional Rent and all other economic terms applicable to any ROFO Space shall be adjusted in the manner provided in Section 21 hereof, and the rent and other economic terms described in the Landlord's ROFO Notice shall not apply during any such Renewal Term, but shall be in accordance with Section 21 above. Any ROFO Space added to the Premises pursuant to this Section 22 shall become a part of the Premises for all purposes of this Lease, and any reference in this Lease to the term "Premises" shall be deemed to refer to and include such portion of the ROFO Space, except as expressly provided otherwise in this Lease.

     B. Tenant's right to exercise its right of first offer with respect to any portion of the ROFO Space pursuant to this Section 22, is subject to the following conditions: (i) that on the date that Tenant delivers its binding written notice of its election to exercise its right of first offer, Tenant is not in default under any of the terms, covenants or conditions of the Lease, and an unmatured event of default has not occurred and is not continuing; and (ii) that Tenant shall not have assigned the Lease or sublet any portion of the Premises at any time during the period commencing with the date that Tenant delivers its binding written notice to Landlord of its exercise of its right of first offer and ending on the date on which such ROFO Space is available to be added to the Premises, or at any time prior to such period, if such assignment or sublease extends into such period.

     C. Promptly after Tenant's exercise of its right of first offer pursuant to this Section 22, Landlord shall prepare an amendment to the Lease to reflect changes in the size of the Premises, Base Rent, Tenant's Proportionate Share and any other appropriate terms, due to the addition of the ROFO Space. Tenant shall execute and return such an amendment to the Lease within fifteen (15) days after its submission to Tenant.

I. FORCE MAJEURE. Landlord shall not be in default under this Lease to the extent Landlord is unable to perform any of its obligations on account of any strike or labor problem, energy shortage, governmental pre-emption or prescription, national emergency, or any other cause of any kind beyond the reasonable control of Landlord ("Force Majeure").

I.             INTENTIONALLY OMITTED.

I. NOTICES. All notices, consents, approvals and similar communications to be given by one party to the other under this Lease, shall be given in writing, mailed or personally delivered as follows:

A.             Landlord.  To Landlord as follows:
               --------

          TIAA Realty, Inc.                 c/o TIAA Realty, Inc.
          c/o Office of the Building        Teachers Insurance and Annuity
          Manager                           Association of America
          230 West Monroe Street            730 Third Avenue
          Chicago, Illinois 60606           New York, New York 10017
                                            Attn: Vice President

or to such other person at such other address as Landlord may designate by notice to Tenant.

A.             Tenant.  To Tenant at the address stated in the Schedule until
               ------
Tenant takes possession of the Premises, and thereafter at the Premises or such other address as Tenant may designate by notice to Landlord.

     Mailed notices shall be sent by United States certified or registered mail, or by a reputable national overnight courier service, postage prepaid. Mailed notices shall be deemed to have been given upon posting in the United States mail in the case of registered or certified mail, and one business day in the case of overnight courier.

I. QUIET POSSESSION. So long as Tenant shall perform all of its obligations under this Lease, Tenant shall enjoy peaceful and quiet possession of the Premises against any party claiming through the Landlord.

I. REAL ESTATE BROKER. Tenant represents to Landlord that Tenant has not dealt with any real estate broker with respect to this Lease except for Miglin-Beitler Management Corporation and any broker listed in the Schedule, and no other broker is in any way entitled to any broker's fee or other payment in connection with this Lease. Tenant shall indemnify and defend Landlord against any claims by any other broker or third party for any payment of any kind in connection with this Lease.

I.             MISCELLANEOUS.

     A.   Successors and Assigns.  Subject to the limits on Tenant's
          ----------------------
assignment contained in Section 14, the provisions of this Lease shall be binding upon and inure to the benefit of all successors and assigns of Landlord and Tenant.

     B.   Date Payments Are Due.  Except for payments to be made by Tenant
          ---------------------
under this Lease which are due upon demand, Tenant shall pay to Landlord any amount for which Landlord renders a statement of account within ten days of Tenant's receipt of Landlord's statement.

     C.   Meaning of "Landlord", "Re-Entry, "including" and "Affiliate".  The
          -------------------------------------------------------------
term "Landlord" means only the owner of the Project and the lessor's interest in this Lease from time to time. The words "re-entry" and "re-enter" are not restricted to their technical legal meaning. The words "including" and similar words shall mean "without limitation." The word "affiliate" shall mean a person or entity controlling, controlled by or under common control with the applicable entity. "Control" shall mean the power directly or indirectly, by contract or otherwise, to direct the management and policies of the applicable entity.

     D.   Time of the Essence.  Time is of the essence of each provision of this
          -------------------
Lease.

     E.   No Option.  This document shall not be effective for any purpose
          ---------
until it has been executed and delivered by both parties; execution and delivery by one party shall not create any option or other right in the other party.

     F.   Severability.  The unenforceability of any provision of this Lease
          ------------
shall not affect any other provision.

     G.   Governing Law.  This Lease shall be governed in all respects by the
          -------------
laws of Illinois, without regard to the principles of conflicts of laws.

     H.   Lease Modification.  Tenant agrees to modify this Lease in any way
          ------------------
requested by a mortgagee which does not cause increased expense to Tenant or otherwise materially adversely affect Tenant's interests under this Lease.

     I.   No Oral Modification.    No modification of this Lease shall be
          --------------------
effective unless it is a written modification signed by both parties.

     J.   Landlord's Right to Cure.  If Landlord breaches any of its
          ------------------------
obligations under this Lease, Tenant shall notify Landlord and shall take no action respecting such breach so long as Landlord immediately begins to cure the breach and diligently pursues such cure to its completion. Landlord may cure any default by Tenant; any expenses incurred shall become Additional Rent due from Tenant on demand by Landlord.

     K.   Captions.  The captions used in this Lease shall have no effect on the
          --------
construction of this Lease.

     L.   Authority.  Landlord and Tenant each represents to the other that it
          ---------
has full power and authority to execute and perform this Lease.

     M.   Landlord's Enforcement of Remedies.  Landlord may enforce any of its
          ----------------------------------
remedies under this Lease either in its own name or through an agent.

     N.   Entire Agreement.  This Lease, together with all Appendices,
          ----------------
constitutes the entire agreement between the parties. No representations or agreements of any kind have been made by either party which are not contained in this Lease.

     O.   Landlord's Title.  Landlord's title shall always be paramount to the
          ----------------
interest of the Tenant, and nothing in this Lease shall empower Tenant to do anything which might in any way impair Landlord's title.

     P.   Light and Air Rights.  Landlord does not grant in this Lease any
          --------------------
rights to light and air in connection with Project. Landlord reserves to itself, the Land, the Building below the improved floor of each floor of the Premises, the Building above the ceiling of each floor of the Premises, the exterior of the Premises and the areas on the same floor outside the Premises, along with the areas within the Premises required for the installation and repair of utility lines and other items required to serve other tenants of the Building.

     Q.   Consents.  Neither party shall unreasonably withhold or delay any
          --------
consent or approval required under this Lease, except as specifically permitted in this Lease.

     R.   Singular and Plural.  Wherever appropriate in this Lease, a singular
          -------------------
term shall be construed to mean the plural where necessary, and a plural term the singular. For example, if at any time two parties shall constitute Landlord or Tenant, then the relevant term shall refer to both parties together.

     S.   No Recording by Tenant.  Tenant shall not record in any public
          ----------------------
records any memorandum or any portion of this Lease.

     T.   Exclusivity.  Landlord does not grant to Tenant in this Lease any
          -----------
exclusive right except the right to occupy its Premises.

     U.   No Construction Against Drafting Party.  The rule of construction
          --------------------------------------
that ambiguities are resolved against the drafting party shall not apply to this Lease.

     V.   Survival.  All obligations of Landlord and Tenant under this Lease
          --------
shall survive the termination of this Lease.

     W.   Rent Not Based on Income.  No rent or other payment in respect of
          ------------------------
the Premises shall be based in any way upon net income or profits from the Premises. Tenant may not enter into or permit any sublease or license or other agreement in connection with the Premises which provides for a rental or other payment based on net income or profit.

     X.   Building Manager and Service Providers.  Landlord may perform any of
          --------------------------------------
its obligations under this Lease through its employees, the building manager of the Project, or third parties hired by the Landlord or the building manager. Upon the request of Landlord, Tenant shall enter into a contract approved by Landlord as to form and content with the building manager of the Project or third parties designated by Landlord for the furnishing of such services, provided that no such contract shall require Tenant to make more payments or accept fewer services than Tenant is entitled to under this Lease.

     Y.   Interest on Late Payments.  Interest shall be paid by Tenant to
          -------------------------
Landlord on any late payments of Rent from the date due until paid at the rate provided in Section 2D(2).

I. UNRELATED BUSINESS INCOME. If Landlord is advised by its counsel at any time that any part of the payments by Tenant to Landlord under this Lease may be characterized as unrelated business income under the United States Internal Revenue Code and its regulations, then Tenant shall enter into any amendment proposed by Landlord to avoid such income, so long as the amendment does not require Tenant to make more payments or accept fewer services from Landlord, than this Lease provides.

I. HAZARDOUS SUBSTANCES. Tenant shall not cause or permit any Hazardous Substances to be brought upon, produced, stored, used, discharged or disposed of in or near the Project unless Landlord has consented to such storage or use in its sole discretion. "Hazardous Substances" include those hazardous substances described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., any other applicable federal, state or local law, and the regulations adopted under these laws. If any lender or governmental agency shall require testing for Hazardous Substances in the Premises, Tenant shall pay for such testing.

I. EXCULPATION. Landlord shall have no personal liability under this Lease; its liability shall be limited to its interest in the Project, and shall not extend to any other property or assets of the Landlord.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease.

                              TIAA REALTY, INC., a Delaware corporation,
                              Landlord

                              By: Teachers Insurance and Annuity Association of America, a New York corporation, its authorized representative



                              By:  /S/ Robert D. Loverro
                              Name:
                              Title:


                              TENANT:

                              DIGITAL WORK INC., a __________________________



                              By:  /s/ Loreen Sieroslawski
                              Name:
                              Title:

                                  APPENDIX A

                             PLAN OF THE PREMISES



                  (attach floor plan depicting the Premises)



                                  APPENDIX A

                                  APPENDIX B

                               CLEANING SCHEDULE

     Landlord shall furnish janitorial service as described below:

                                     DAILY
                                     -----

     Sweep, dry mop (using treated mops), or vacuum all floor areas (moving light furniture) of resilient wood or carpet, remove matter such as gum and tar which had adhered to the floor.

     Empty and damp wipe all ashtrays and waste baskets and remove all trash.

     Dust all horizontal surfaces with treated dust cloth, including furniture, files, equipment, blinds, and louvers that can be reached without a ladder.

     Damp wipe all telephones, including dials and crevices.

     Spot wash to remove smudges, marks and fingerprints from such areas as walls, equipment, doors, partitions and light switches within reach.

     Wash and disinfect water fountains and water coolers.

     Damp mop all non-resilient floors such as concrete, terrazzo and ceramic tile.

     Empty all waste containers.

     Dust and rub down elevator doors, walls, and metal work in elevator cabs.

                                 TOILET ROOMS
                                 ------------

     Clean mirrors, soap dispensers, shelves, wash basins, exposed plumbing, dispenser and disposal container exteriors using detergent disinfectant and water. Damp wipe all ledges, toilet stalls and doors, spot clean light switches, doors and walls.

     Clean toilets and urinals with detergent disinfectant, beginning with seats and working down. Pour one ounce of bowl cleaner into urinal after cleaning and do not flush.

     Furnish and refill all soap, toilet, sanitary napkin and towel dispensers.

     Clean all baseboards.

     Damp mop floors using detergent disinfectant.

                                    WEEKLY
                                    ------

     Wash all directory board, display, entry door and side light glass, as necessary.

     Spot clean carpet stains.

                                  APPENDIX B
                                  Page 1 of 2

     Spot wash interior partition glass and door glass to remove smudge marks, and all smudge marks and finger marks from doors, partitions, woodwork, window ledges and window mullions.




                                  APPENDIX B
                                    2 of 2

                                    MONTHLY
                                    -------

     Sweep stairwells and landings.

     Wash all uncarpeted areas.

     High dust all horizontal and vertical surfaces not reached in nightly cleaning, such as pipes, light fixtures, door frames, picture frames and other wall hangings.

                                   QUARTERLY
                                   ---------

     Vacuum all ceilings and wall air supply and exhaust diffusers or grills.

     Wash all stairwell landings and treads.

     Exterior windows of the building will be cleaned, weather permitting.

     All tile areas to be scrubbed, waxed and buffed.


                                  APPENDIX B

                                  APPENDIX C

                             RULES AND REGULATIONS

     1. Tenant shall not place anything, or allow anything to be placed near the glass of any window, door, partition or wall which may, in Landlord's judgment, appear unsightly from outside of the Project.

     2. The Project directory shall be available to Tenant solely to display names and their location in the Project, which display shall be as directed by Landlord.

     3. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used by Tenant for any purposes other than for ingress to and egress from the Premises. Tenant shall lend its full cooperation to keep such areas free from all obstruction and in a clean and sightly condition and shall move all supplies, furniture and equipment as soon as received directly to the Premises and move all such items and waste being taken from the Premises (other than waste customarily removed by employees of the Building) directly to the shipping platform at or about the time arranged for removal therefrom. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and Landlord shall, in all cases, retain the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord, reasonably exercised, shall be prejudicial to the safety, character, reputation and interests of the Project. Neither Tenant nor any employee or invitee of Tenant shall go upon the roof of the Project.

     4. The toilet rooms, urinals, wash bowls and other apparatuses shall not be used for any purposes other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein, and to the extent caused by Tenant or its employees or invitees, the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant.

     5. Tenant shall not cause any unnecessary janitorial labor or services by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness.

     6. Tenant shall not install or operate any refrigerating, heating or air conditioning apparatus, or carry on any mechanical business without the prior written consent of Landlord; use the Premises for housing, lodging or sleeping purposes; or permit preparation or warming of food in the Premises (warming of coffee and individual meals with employees and guests excepted). Tenant shall not occupy or use the Premises or permit the Premises to be occupied or used for any purpose, act or thing which is in violation of any public law, ordinance or governmental regulation or which may be dangerous to persons or property.

     7. Tenant shall not bring upon, use or keep in the Premises or the Project any kerosene, gasoline or inflammable or combustible fluid or material, or any other articles deemed hazardous to persons or property, or use any method of heating or air conditioning other than that supplied by Landlord.

     8. Landlord shall have sole power to direct electricians as to where and how telephone and other wires are to be introduced. No boring or cutting for wires is to be allowed without the consent of Landlord. The location of telephones, call boxes

                                  APPENDIX C
and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

     9. No additional locks shall be placed upon any doors, windows or transoms in or to the Premises. Tenant shall not change existing locks or the mechanism thereof. Upon termination of the lease, Tenant shall deliver to Landlord all keys and passes for offices, rooms, parking lot and toilet rooms which shall have been furnished Tenant and shall make known to Landlord the combination of all locks then remaining on the Premises. In the event of the loss of keys so furnished, Tenant shall pay Landlord therefor. Tenant shall not make, or cause to be made, any such keys and shall order all such keys solely from Landlord and shall pay Landlord for any keys in addition to the two sets of keys originally furnished by Landlord for each lock.

     10. Tenant shall not install linoleum, tile, carpet or other floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord.

     11. No furniture, packages, supplies, equipment or merchandise will be received in the Project or carried up or down in the freight elevator, except between such hours and in such freight elevator as shall be designated by Landlord. Tenant shall not take or permit to be taken in or out of other entrances of the Building, or take or permit on other elevators, any item normally taken in or out through the trucking concourse or service doors or in or on freight elevators.

     12. Tenant shall cause all doors to the Premises to be closed and securely locked and shall turn off all utilities, lights and machines before leaving the Project at the end of the day.

     13. Without the prior written consent of Landlord, Tenant shall not use the name of the Project or any picture of the Project in connection with, or in promoting or advertising the business of, Tenant, except Tenant may use the address of the Project as the address of its business.

     14. Tenant shall cooperate fully with Landlord to assure the most effective operation of the Premises' or the Project's heating and air conditioning, and shall refrain from attempting to adjust any controls, other than room thermostats installed for Tenant's use. Tenant shall keep corridor doors closed.

     15. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage which includes keeping doors locked and other means of entry to the Premises closed and secured.

     16. Peddlers, solicitors and beggars shall be reported to the office of the Project or as Landlord otherwise requests.

     17. Tenant shall not advertise the business, profession or activities of Tenant conducted in the Project in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession or activities.

     18. No bicycle or other vehicle and no animals or pets shall be allowed in the Premises, halls, freight docks, or any other parts of the Building except that blind persons may be accompanied by "seeing eye" dogs. Tenant shall not make or

                             APPENDIX C
permit any noise, vibration or odor to emanate from the Premises, or do anything therein tending to create, or maintain, a nuisance, or do any act tending to injure the reputation of the Building.

     19. Tenant acknowledges that Building security problems may occur which may require the employment of extreme security measures in the day-to-day operation of the Project.

     Accordingly:

         (a) Landlord may, at any time, or from time to time, or for regularly scheduled time periods, as deemed advisable by Landlord and/or its agents, in their sole discretion, require that persons entering or leaving the Project or the Property identify themselves to watchmen or other employees designated by Landlord, by registration, identification or otherwise.

         (b) Tenant agrees that it and its employees will cooperate fully with Project employees in the implementation of any and all security procedures.

         (c) Such security measures shall be the sole responsibility of Landlord, and Tenant shall have no liability for any action taken by Landlord in connection therewith.

     20. Tenant shall not do or permit the manufacture, sale, purchase, use or gift of any fermented, intoxicating or alcoholic beverages without obtaining written consent of Landlord.

     21.  Tenant shall not disturb the quiet enjoyment of any other tenant.

     22. Tenant shall not provide any janitorial services or cleaning without Landlord's written consent and then only subject to supervision of Landlord and at Tenant's sole responsibility and by janitor or cleaning contractor or employees at all times satisfactory to Landlord.

     23. Landlord may retain a pass key to the Premises and be allowed admittance thereto at all times to enable its representatives to examine the Premises from time to time and to exhibit the same and Landlord may place and keep on the windows and doors of the Premises at any time signs advertising the Premises for Rent.

     24. No equipment, mechanical ventilators, awnings, special shades or other forms of window covering shall be permitted either inside or outside the windows of the Premises without the prior written consent of Landlord, and then only at the expense and risk of Tenant, and they shall be of such shape, color, material, quality, design and make as may be approved by Landlord.

     25. Tenant shall not during the term of this Lease canvas or solicit other tenants of the Building for any purpose.

     26. Tenant shall not install or operate any phonograph, musical or sound-producing instrument or device, radio receiver or transmitter, TV receiver or transmitter, or similar device in the Building, nor install or operate any antenna, aerial, wires or other equipment inside or outside the Building, nor operate any electrical device from which may emanate electrical waves which may interfere with or impair radio or television broadcasting or reception from or in the Building or

                             APPENDIX C
elsewhere, without in each instance the prior written approval of Landlord. The use thereof, if permitted, shall be subject to control by Landlord to the end that others shall not be disturbed.

     27.  Tenant shall promptly remove all rubbish and waste from the Premises.

     28. Tenant shall not exhibit, sell or offer for sale, Rent or exchange in the Premises or at the Project any article, thing or service, except those ordinarily embraced within the use of the Premises specified in Section 6 of this Lease, without the prior written consent of Landlord.

     29. Tenant shall list all furniture, equipment and similar articles Tenant desires to remove from the Premises or the Building and deliver a copy of such list to Landlord and procure a removal permit from the office of the Building authorizing Building employees to permit such articles to be removed.

     30. Tenant shall not overload any floors in the Premises or any public corridors or elevators in the Building.

     31. Tenant shall not do any painting in the Premises, or mark, paint, cut or drill into, drive nails or screws into, or in any way deface any part of the Premises or the Building, outside or inside, without the prior written consent of Landlord.

     32. Whenever Landlord's consent, approval or satisfaction is required under these Rules, then unless otherwise stated, any such consent, approval or satisfaction must be obtained in advance, such consent or approval may be granted or withheld in Landlord's sole discretion, and Landlord's satisfaction shall be determined in its sole judgment.

     33. Tenant and its employees shall cooperate in all fire drills conducted by Landlord in the Building.

                             APPENDIX C

                             APPENDIX D

                      TENANT IMPROVEMENT AGREEMENT

     1. INITIAL IMPROVEMENTS. Landlord shall cause to be performed the improvements (the "Initial Improvements") in the Premises provided for in the plans and specifications to be reasonably and mutually agreed to by Landlord and Tenant (the "Plans"). The Initial Improvements shall be performed by a contractor approved by Landlord (which approval Landlord may withhold in its sole discretion) (the "Contractor"). Landlord shall use commercially reasonable efforts to cause the Work to be substantially completed on or before the Commencement Date specified in the Schedule to the Lease, subject to "Tenant Delay" (as defined in Section 4 hereof) and any Force Majeure.

    2. ADDITIONAL IMPROVEMENTS. If Tenant shall require improvements ("Additional Improvements") to the Premises in addition to or substitution for the Initial Improvements, Tenant shall deliver to Landlord for its approval plans and specifications for such Additional Improvements. If Landlord does not approve of the plans for Additional Improvements, Landlord shall advise Tenant of the changes required. Tenant shall revise and redeliver the plans and specifications to Landlord within five (5) business days of Landlord's advice or Tenant shall be deemed to have abandoned its request for such Additional Improvements. Tenant shall pay for all preparations and revisions of plans and specifications, and the construction of all Additional Improvements.

     3. LANDLORD'S CONTRIBUTION. Landlord shall contribute an amount up to $174,318 ($17.00 x 10,254 r.s.f.) ("Landlord's Contribution") toward the costs incurred by Landlord for the Initial Improvements, including without limitation, the cost of any architecture fees. Landlord has no obligation to pay for costs of the Initial Improvements in excess of Landlord's Contribution. If the cost of the Initial Improvements exceeds the Landlord's Contribution, Tenant shall pay such overage to Landlord prior to commencement of construction of the Initial Improvements. Tenant shall also pay to Landlord prior to commencement of construction, the cost of all Additional Improvements. Notwithstanding anything to the contrary contained in this Lease, the Landlord's Contribution shall be available to Tenant for a period of twenty-four months after the Commencement Date. If Tenant fails to use any portion of the Landlord's Contribution within such twenty-four (24) month period, any such portion shall be unavailable to Tenant.

     4. COMMENCEMENT DATE DELAY. The Commencement Date shall be delayed until the Initial Improvements have been substantially completed (the "Completion Date"), except to the extent that the delay shall be caused by any one or more of the following a ("Tenant Delay"):

         (a) Tenant's request for Additional Improvements whether or not any such Additional Improvements are actually performed; or

         (b) Contractor's performance of any Additional Improvements; or

         (c) Tenant's request for materials, finishes or installations requiring unusually long lead times; or

                                   APPENDIX D

         (d) Any other act or omission by Tenant, its agents, contractors or persons employed by any of such persons.

If the Commencement Date is delayed for any reason, then Landlord shall cause Landlord's Architect to certify the date on which the Initial Improvements would have been completed but for such Tenant Delay, or were in fact completed without any Tenant Delay.

     5. ACCESS BY TENANT PRIOR TO COMMENCEMENT OF TERM. Landlord at its discretion may permit Tenant and its agents to enter the Premises prior to the Commencement Date to prepare the Premises for Tenant's use and occupancy. Any such permission shall constitute a license only, conditioned upon Tenant's:

     (a) working in harmony with Landlord and Landlord's agents, contractors, workmen, mechanics and suppliers and with other tenants and occupants of the Building;

     (b) obtaining in advance Landlord's approval of the contractors proposed to be used by Tenant and depositing with Landlord in advance of any work (i) security satisfactory to Landlord for the completion thereof, and (ii) the general contractor's affidavit for the proposed work and the waivers of lien from the general contractor and all subcontractors and suppliers of material; and

     (c) furnishing Landlord with such insurance as Landlord may require against liabilities which may arise out of such entry.

     Landlord shall have the right to withdraw such license for any reason upon twenty-four (24) hours' written notice to Tenant. Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's property or installations in the Premises prior to the Commencement Date. Tenant shall protect, defend, indemnify and save harmless Landlord from all liabilities, costs, damages, fees and expenses arising out of the activities of Tenant or its agents, contractors, suppliers or workmen in the Premises or the Building. Any entry and occupation permitted under this Section shall be governed by Section 5 and all other terms of the Lease.

     6.  MISCELLANEOUS.

     Terms used in this Appendix D shall have the meanings assigned to them in the Lease. The terms of this Appendix D are subject to the terms of the Lease.

                             APPENDIX D

                                  APPENDIX E

                   MORTGAGES CURRENTLY AFFECTING THE PROJECT
                   -----------------------------------------

                                     None.

                                  APPENDIX E
                                  Page 1 of 1

                                    Lease
                                230 West Monroe
                               Chicago, Illinois

                                                                                    Page
1.  LEASE AGREEMENT................................................................. 2

2.  RENT                                                                             2
    A.  Types of Rent............................................................... 2
        (1)  Base Rent.............................................................. 2
        (2)  Operating Cost Share Rent.............................................. 2
        (3)  Tax Share Rent......................................................... 2
        (4)  Additional Rent........................................................ 2
        (5)  Rent................................................................... 2
    B.  Payment of Operating Cost Share Rent and Tax Share Rent..................... 2
        (1)  Payment of Estimated Operating Cost
             Share Rent and Tax Share Rent.......................................... 2
        (2)  Correction of Operating Cost Share Rent................................ 3
        (3)  Correction of Tax Share Rent........................................... 3
    C.  Definitions................................................................. 3
        (1)  Taxes.................................................................. 3
        (2)  Operating Costs........................................................ 3
        (3)  Fiscal Year............................................................ 4
    D.  Computation of Base Rent and Rent Adjustments............................... 4
        (1)  Prorations............................................................. 4
        (2)  Default Interest....................................................... 5
        (3)  Rent Adjustments....................................................... 5
        (4)  Books and Records...................................................... 5
        (5)  Miscellaneous.......................................................... 5

3.  PREPARATION AND CONDITION OF PREMISES; POSSESSION AND SURRENDER OF PREMISES..... 5
    A.   Condition of Premises...................................................... 5
    B.   Tenant's Possession........................................................ 6
    C.   Maintenance................................................................ 6
    D.   Ownership of Improvements.................................................. 6
    E.   Removal at Termination..................................................... 6

4.  PROJECT SERVICES................................................................ 6
    A.   Heating and Air Conditioning............................................... 6
    B.   Elevators.................................................................. 7
    C.   Electricity................................................................ 7
    D.   Water...................................................................... 7
    E.   Janitorial Service......................................................... 7
    F.   Telephone Service.......................................................... 7
    G.   Interruption of Services................................................... 7

5.  ALTERATIONS AND REPAIRS......................................................... 8
    A.   Landlord's Consent and Conditions.......................................... 8
    B.   Electronic Systems......................................................... 8
    C.   Damage to Systems.......................................................... 8
    D.   No Liens................................................................... 9


                                 APPENDIX F

6.   USES OF PREMISES...................................................................  9

7.   GOVERNMENTAL REQUIREMENTS AND BUILDING RULES.......................................  9

8.   WAIVER OF CLAIMS; INDEMNIFICATION; INSURANCE.......................................  9
     A.    Waiver of Claims.............................................................  9
     B.    Indemnification..............................................................  9
     C.    Insurance Coverage........................................................... 10
     D.    Insurance Certificates....................................................... 10

9.   FIRE AND OTHER CASUALTY............................................................ 10
     A.    Termination.................................................................. 10
     B.    Restoration.................................................................. 10

10.  EMINENT DOMAIN..................................................................... 11

11.  RIGHTS RESERVED TO LANDLORD........................................................ 11
     A.    Name......................................................................... 11
     B.    Signs........................................................................ 11
     C.    Window Treatments............................................................ 11
     D.    Service Contracts............................................................ 11
     E.    Keys......................................................................... 11
     F.    Access....................................................................... 11
     G.    Preparation for Reoccupancy.................................................. 11
     H.    Heavy Articles............................................................... 11
     I.    Show Premises................................................................ 11
     J.    Restrict Access.............................................................. 11
     K.    Relocation of Tenant......................................................... 12
     L.    Use of Lockbox............................................................... 12
     M.    Repairs and Alterations...................................................... 12
     N.    Landlord's Agents............................................................ 12
     O.    Building Services............................................................ 12
     P.    Other Actions................................................................ 12

12.  TENANT'S DEFAULT................................................................... 12
     A.    Rent Default................................................................. 12
     B.    Assignment/Sublease or Hazardous Substances Default.......................... 12
     C.    Other Performance Default.................................................... 13
     D.    Credit Default............................................................... 13

13.  LANDLORD REMEDIES.................................................................. 13
     A.    Termination of Lease or Possession........................................... 13
     B.    Lease Termination Damages.................................................... 13
     C.    Possession Termination Damages............................................... 13
     D.    Landlord's Remedies Cumulative............................................... 13
     E.    Waiver of Trial by Jury...................................................... 14

     14.   SURRENDER.................................................................... 14

     15.   HOLDOVER..................................................................... 14

16.  SUBORDINATION TO GROUND LEASES AND MORTGAGES....................................... 14
     A.    Subordination................................................................ 14
     B.    Termination of Ground Lease or Foreclosure of Mortgage....................... 15

                                                                            Page
     C.   Security Deposit................................................... 15
     D.   Notice and Right to Cure........................................... 15
     E .  Definitions........................................................ 15

17.  ASSIGNMENT AND SUBLEASE................................................. 15
     A.   Consent Required................................................... 15
     B.   Procedure.......................................................... 15
     C.   Change of Management or ownership.................................. 16
     D.   Excess Payments.................................................... 16

18.  CONVEYANCE BY LANDLORD.................................................. 16

19.  ESTOPPEL CERTIFICATE.................................................... 16

20.  SECURITY DEPOSIT........................................................ 16

21.  EXTENSION............................................................... 17

22.  RIGHT OF FIRST OFFER.................................................... 18

23.  FORCE MAJEURE........................................................... 19

24.  INTENTIONALLY OMITTED................................................... 19

25.  NOTICES................................................................. 19
     A.   Landlord........................................................... 19
     B.   Tenant............................................................. 19

26.  QUIET POSSESSION........................................................ 19

27.  REAL ESTATE BROKER...................................................... 19

28.  MISCELLANEOUS........................................................... 19
     A.   Successors and Assigns............................................. 19
     B.   Date Payments Are Due.............................................. 19
     C.   Meaning of "Landlord", "Re-Entry", "including" and "Affiliate"..... 19
     D.   Time of the Essence................................................ 20
     E.   No Option.......................................................... 20
     F.   Severability....................................................... 20
     G.   Governing Law...................................................... 20
     H.   Lease Modification................................................. 20
     I.   No Oral Modification............................................... 20
     J.   Landlord's Right to Cure........................................... 20
     K.   Captions........................................................... 20
     L.   Authority.......................................................... 20
     M.   Landlord's Enforcement of Remedies................................. 20
     N.   Entire Agreement................................................... 20
     0.   Landlord's Title................................................... 20
     P.   Light and Air Rights............................................... 20
     Q.   Consents........................................................... 20
     R.   Singular and Plural................................................ 20
     S.   No Recording by Tenant............................................. 21
     T.   Exclusivity........................................................ 21
     U.   No Construction Against Drafting Party............................. 21
     V.   Survival........................................................... 21

                                                                           Page
     W.   Rent Not Based on Income.......................................... 21
     X.   Building Manager and Service Providers............................ 21
     Y.   Interest on Late Payments......................................... 21

30.  HAZARDOUS SUBSTANCES................................................... 21

31.  EXCULPATION............................................................ 21

APPENDIX A - PLAN OF THE PREMISES

APPENDIX B - CLEANING SCHEDULE

APPENDIX C - RULES AND REGULATIONS

APPENDIX D - TENANT IMPROVEMENT AGREEMENT

APPENDIX E - MORTGAGES CURRENTLY AFFECTING THE PROJECT

Exhibit 10.19
-------------
                           FIRST AMENDMENT TO LEASE
                           ------------------------


     THIS FIRST AMENDMENT TO LEASE (this "Amendment") is made and entered into
                                          ---------
as of this       day of __________, 1999 by and between TIAA REALTY, INC., a
Delaware corporation ("Landlord") and DIGITAL WORKS INC., a Delaware corporation
                       --------
("Tenant").
  ------

                              W I T N E S S E T H
                              -------------------

     WHEREAS, Landlord and Tenant have heretofore entered into that certain lease dated as of June 3, 1999 (the "Lease"), pursuant to which Landlord leased
                                     -----
to Tenant approximately 10,254 rentable square feet of space located on the nineteenth (19th) floor (the "Original Premises") in the building commonly known
                              -----------------
as 230 West Monroe Street, situated at the northeast corner of Monroe and Franklin Streets in Chicago, Illinois (the "Building"), as more particularly set
                                            --------
forth in the Lease;

     WHEREAS, Landlord and Tenant desire to amend and supplement the Lease according to the terms hereof to extend the Term of the Lease with respect to the Original Premises and to evidence Tenant's expansion into the Additional Space (as hereinafter defined);

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby to modify and amend the Lease as follows:

I.        Controlling Language. Insofar as the specific terms and provisions of
          --------------------
this Amendment purport to amend or modify or are in conflict with the specific terms, provisions and exhibits of the Lease, the terms and provisions of this Amendment shall govern and control; in all other respects, the terms, provisions and exhibits of the Lease shall remain unmodified in full force and effect.

I.        Term of Lease. The Term of the Lease was heretofore scheduled to
          -------------
expire on August 31, 2004. Landlord and Tenant hereby agree that the Term of the Lease is hereby extended for an additional period of four (4) months, commencing on September 1, 2004 ("Extension Commencement Date") and ending on December 31,
                       ---------------------------
2004 ("Extension Term") on all the terms, covenants and conditions of the Lease,
       --------------
except as set forth in this Section 2. Any reference in the Lease to the "Term" of Lease shall be deemed to include Extension Term. Any reference to the "Termination Date" in the Lease shall be deemed to refer to December 31, 2004.

Beginning on the Extension Commencement Date and for the duration of the Extension Term, Tenant shall, with respect to the Original Premises, pay to Landlord Base Rent in monthly installments in advance on or before the first day of each month of the Extension Term as set forth in the following schedule:

                                                   Monthly
                                                 Installment
                               Base Rent        of Base Rent
                         -----------------------------------

Extension Term                 $57,559.12        $ 14,389.78

Tenant shall, during the Extension Term, continue to pay, with respect to the Original Premises, Operating Cost Share Rent, Tax Share Rent and Additional Rent as required by the Lease. Tenant shall, during the Extension Term, pay rent with respect to the Additional Space as set forth in Section 3 below.

I.        Additional Space. Landlord shall lease to Tenant the approximately
          ----------------
12,159 rentable square feet of space on the twentieth (20th) floor of the Building depicted on Exhibit A attached hereto and made a part hereof (the
                     ---------
"Additional Space") for a term commencing upon the earlier to occur of (a)
 ----------------
January 1, 2000 or (b) the date the Additional Space Build-Out (as hereinafter defined) has been substantially completed (the "Additional Space Commencement
                                                -----------------------------
Date") and ending on the last day of the Term of the Lease, as extended by
----
Section 2 above. The Additional Space shall be included in the term "Premises" as such term used in the Lease shall be subject to all the terms and conditions of the Lease except to the extent expressly modified hereby, and except for
Section 2A of the Lease, Items 4, 10, 11 and 12 of the Schedule to the Lease, and Appendix D to the Lease.

I.        Additional Space Rent. Beginning on the Additional Space Commencement
          ---------------------
Date and for the remainder of the Term of the Lease, as extended by Section 2 above, Tenant shall pay to Landlord, in addition to (and not in substitution of) the Rent Tenant is obligated to pay under the Lease with respect to the Original Premises, the following:

A.        Base Rent to be paid, in monthly installments in advance on or before
          ---------
the first day of each month set forth in the following schedule:

         Monthly
       Installment
         Period                     Base Rent    of Base Rent

     First Additional              $185,424.75    $15,452.06
     Space Lease Year

     Second Additional             $191,017.89    $15,918.16
     Space Lease Year

     Third Additional              $196,732.62    $16,394.39
     Space Lease Year

     Fourth Additional             $202,568.94    $16,880.75
     Space Lease Year

     Fifth Additional              $208,648.44    $17,387.37
     Space Lease Year


          For the purposes of this Amendment, "First Additional Space Lease
                                               ----------------------------
     Year" shall mean the period commencing on the Additional Space Commencement Date and ending December 31, 2000 (which period Landlord and Tenant acknowledge may be greater than twelve months), and each subsequent "Additional Space Lease Year" shall be the period of twelve calendar months
      ---------------------------
     following the last day of the prior Additional Space Lease Year.

A.             Operating Cost Share Rent in an amount equal to one hundred
               -------------------------
percent (100%) of Tenant's Additional Space Proportionate Share (hereinafter defined) of Operating Costs for the applicable fiscal year of the Lease. Operating Cost Share Rent shall be paid monthly in advance in an estimated amount, as adjusted by Landlord from time to time.

A.             Tax Share Rent in an amount equal to one hundred percent (100%)
               --------------
of Tenant's Additional Space Proportionate Share of Taxes for the applicable fiscal year of the Lease. Tax Share Rent shall be paid monthly in advance in an estimated amount, as adjusted by Landlord from time to time.

A.             Additional Rent consisting of all of the sums, liabilities,
               ---------------
obligations and other amounts (excepting Base Rent, Operating Cost Share Rent and Tax Share Rent) which Tenant is required to pay or discharge pursuant to the Lease or this Amendment (including, without limitation, any amounts which the Lease or this Amendment provides shall be Tenant's cost or expense), together with interest for late payment thereon, all as hereafter or in the Lease provided.

     For purposes of this Amendment, "Tenant's Additional Space Proportionate Share" shall mean 2.12%.

     This Section 4 of this Amendment is intended to supplement the terms of the Lease. Nothing in this Section 4 of this Amendment is intended to modify or change the terms and conditions applicable to Base Rent, Operating Cost Share Rent, Tax Share Rent or Additional Rent with respect to the Original Premises. Any references herein or in the Lease to Base Rent, Operating Cost Share Rent, Tax Share Rent or Additional Rent shall be deemed to apply to the Original Premises and Tenant's Proportionate Share with respect thereto, or to the Additional Space and Tenant's Additional Space Proportionate Share, as the case may be. The definition of Taxes and Operating Costs shall be as set forth in
Section 2C of the Lease. Operating Cost Share Rent and Tax Share Rent for both the Original Premises and the Additional Space shall be paid in the manner set forth in Section 2B of the Lease.

I.             Condition of Additional Space.  Except for latent defects
               -----------------------------
relating to the Additional Space of which Tenant notifies Landlord within one year of the Additional Space Commencement Date, Landlord is leasing the Premises, including the Additional Space, to Tenant for the remainder of the Term of the Lease "AS IS", without any representations or warranties of any kind (including, without limitation, any express or implied warranties of merchantability, fitness or habitability) and without any obligation on the part of Landlord to alter, remodel, improve, repair, or decorate the Premises or any part thereof.

I.             Tenant Construction Allowance.  Landlord hereby agrees to provide
               -----------------------------
Tenant with an amount not to exceed Three Hundred Sixty-Four Thousand Seven Hundred Seventy and No/100 Dollars ($364,770) ($30.00 X 12,159 rentable square feet) (the "Tenant Construction Allowance") to be applied toward costs of
            -----------------------------
construction, preparation of architectural and mechanical drawings, and Tenant's architectural fees in connection with the build-out of the Additional Space in accordance with plans and specifications approved by Landlord in accordance with
Section 5 of the Lease (the "Additional Space Build-Out").  The Additional Space
                             --------------------------
Build-Out shall be performed by Tenant in accordance with Section 5 of the Lease. In addition, Tenant shall not perform the Additional Space Build-Out until it has obtained Landlord's prior written consent to all contracts relating to the construction and performance of the Additional Space Build-Out. If the total costs incurred by Tenant in connection with the Additional Space Build-Out exceed the Tenant Construction Allowance ("Excess Costs"), Tenant hereby acknowledges that all of such Excess Costs shall
  ------------
be borne entirely by Tenant, and Tenant hereby agrees to pay such Excess Costs upon demand. If the cost of the Additional Space Build-Out are less than the Tenant Construction Allowance, such excess shall be retained by Landlord and Tenant shall have no right thereto. Upon written request of Tenant (not more frequently than once each month), Landlord shall pay all or any portion of the Tenant Construction Allowance to Tenant, within thirty (30) days after receipt of (i) invoices evidencing payment of all Excess Costs, (ii) evidence satisfactory to Landlord that the work covered by such invoices and any other work for which reimbursement from the Tenant Construction Allowance is sought has been completed in a satisfactory manner, (iii) lien waivers and sworn affidavits covering all work performed or otherwise reasonably requested by Landlord, (iv) marked copies of the originally approved plans and specifications showing changes made in constructing the Additional Space Build-Out after such plans and specifications were initially approved by Landlord (any such changes must be approved by Landlord in the same manner as the initial plans and specifications); and (v) such other documentation as Landlord may reasonably require under the circumstances. Tenant shall deliver as-built plans to Landlord upon completion of the Additional Space Build-Out.

     Landlord shall permit Tenant and its agents to enter the Additional Space subsequent to the date of this Amendment, but prior to the Additional Space Commencement Date to prepare the Additional Space for Tenant's use and occupancy. Any such permission shall constitute a license only, conditioned upon Tenant's: (a) working in harmony with Landlord and Landlord's agents, contractors, workmen, mechanics and suppliers and with other tenants and occupants of the Building; (b) obtaining in advance Landlord's approval of the contractors proposed to be used by Tenant and depositing with Landlord in advance of any work (i) security satisfactory to Landlord for the payment of any Excess Costs, and (ii) the general contractor's affidavit for the proposed work and the waivers of lien from the general contractor and all subcontractors and suppliers of material; and (c) furnishing Landlord with such insurance as Landlord may require against liabilities which may arise out of such entry. Landlord shall have the right to withdraw such license for any reason upon twenty-four (24) hours' written notice to Tenant. Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's property or installations in the Additional Space prior to the Additional Space Commencement Date. Tenant shall protect, defend, indemnify and save harmless Landlord from all liabilities, costs, damages, fees and expenses arising out of the activities of Tenant or its agents, contractors, suppliers or workmen in the Additional Space or the Building. Any entry and occupation permitted under this Section shall be governed by Section 6 of the Lease and all other terms of the Lease.

     Tenant's plans and specifications shall comply with all applicable statutes, ordinances, regulations, laws and codes. Landlord's approval of the Tenant's plans and specifications or any modifications or changes thereto shall not impose upon Landlord or its agents or representatives any obligation with respect to the design of the Additional Space Build-Out or with respect to the compliance of the Additional Space Build-Out and/or such Tenant's plans and specifications (or modifications or changes thereto) with applicable laws, codes, ordinances and regulations, it being expressly understood that the obligation with respect to the design of the Additional Space Build-Out and its compliance with applicable law, codes, ordinances and regulations rests with the Tenant and the party responsible for preparing such Tenant's plans and specifications.

I.             Intentionally Omitted.
               ---------------------

I.             Right of First Offer.  Subject to Section 8B below, and subject
               --------------------
to any expansion or renewal options of any current tenant or tenants in the Building (each individually, a "Prior Tenant"), during the Term of the Lease,
                                ------------
Tenant shall have and is hereby granted a right of first offer on the portion of the space located on the 20th floor of the Building depicted on Exhibit B
                                                                ---------
attached hereto (collectively, the "ROFO Space"), which right shall be exercised
                                    ----------
in accordance with the procedures set forth in Section 8A below.

1. If at any time during the Term of the Lease any ROFO Space becomes available for lease to anyone other than a Prior Tenant, Landlord shall give written notice thereof to Tenant (the "Landlord's ROFO Notice") identifying
                                            ----------------------
that portion of the ROFO Space that is available (the "Subject ROFO Space").
                                                       ------------------
Landlord's ROFO Notice may be given at any time up to sixteen (16) months in advance of such availability and shall contain the terms upon which Landlord intends to offer the Subject ROFO Space for lease to the market. Tenant shall notify Landlord within ten (10) days of receipt of Landlord's ROFO Notice whether it desires to lease the Subject ROFO Space on the terms set forth in Landlord's ROFO Notice; provided, however, that failure to notify Landlord within said 10-day period shall be deemed a refusal by Tenant. After any such refusal or deemed refusal, Tenant shall have no further rights to such Subject ROFO Space and Landlord shall be free to lease such space to any person or entity for any term. If Tenant exercises its right of first offer with respect to such Subject ROFO Space, such space shall be added to the Premises on (a) all the terms, covenants and conditions specified in the Landlord's ROFO Notice, including without limitation the rent and the term set forth therein, and (b) the terms, covenants and conditions of this Lease to the extent that such terms, covenants and conditions of this Lease do not conflict with the terms, covenants and conditions specified in the Landlord's ROFO Notice. Any ROFO Space added to the Premises pursuant to this Section 8 shall become a part of the Premises for all purposes of this Lease, and any reference in this Lease to the term "Premises" shall be deemed to refer to and include such portion of the ROFO Space, except as expressly provided otherwise in this Lease.

1. Tenant's right to exercise its right of first offer with respect to any portion of the ROFO Space pursuant to this Section 8, is subject to the following conditions: (i) that on the date that Tenant delivers its binding written notice of its election to exercise its right of first offer, Tenant is not in default under any of the terms, covenants or conditions of the Lease, and an unmatured event of default has not occurred and is not continuing; and (ii) that Tenant shall not have assigned the Lease or sublet any portion of the Premises at any time during the period commencing with the date that Tenant delivers its binding written notice to Landlord of its exercise of its right of first offer and ending on the date on which such ROFO Space is available to be added to the Premises, or at any time prior to such period, if such assignment or sublease extends into such period.

1. Promptly after Tenant's exercise of its right of first offer pursuant to this Section 8, Landlord shall prepare an amendment to the Lease to reflect changes in the size of the Premises, Base Rent, Tenant's Proportionate Share and any other appropriate terms, due to the addition of the ROFO Space. Tenant shall execute and return such an amendment to the Lease within fifteen
(15) days after its submission to Tenant.

I.             Additional Security Deposit.  A. In addition to and not in
               ---------------------------
replacement of the Security Deposit required pursuant to Section 20 of the Lease, Tenant shall deposit with Landlord on the date of this Amendment as security for the performance of all of its obligations under the Lease, as amended by this Amendment, an amount of $350,000 (the "Additional Security
                                                       -------------------
Deposit", which Additional Security Deposit is, together with the Security
-------
Deposit described in Section 20 of the Lease, are referred to collectively herein as the "Security Deposit").
               ----------------

     The Additional Security Deposit shall be in the form of an unconditional and irrevocable letter of credit, which letter of credit shall (a) be in the initial amount of $350,000, (b) be in form and substance satisfactory to

Landlord, (c) name Landlord as its beneficiary, (d) expressly allow Landlord to draw upon it at any time or from time to time by delivering to the issuer written notice that Landlord is entitled to draw thereunder, (e) be drawn on an FDIC-insured financial institution satisfactory to Landlord, (f) be redeemable in the State of New York, and (g) be freely assignable by Landlord to any successor to Landlord's interest in the Project. If Landlord is not provided at least ten (10) days before the stated expiration date thereof, then Landlord shall have the right to draw under such letter of credit then held by Landlord and hold such funds as a Security Deposit as defined in and in accordance with the terms of Section 20 of the Lease.

     Except as provided in Section 9B. below (which with respect to the Letter of Credit deposited as the Additional Security Deposit pursuant to this Section 9 only, supersedes Section 20C of the Lease), all terms and conditions of the Lease regarding Tenant's Security Deposit shall apply equally to the Additional Security Deposit and to the Security Deposit made pursuant to Section 20 of the Lease.

     B. Provided that Tenant is not in default under any of the terms, covenants or conditions of the Lease, beginning with the first day of the third Additional Space Lease Year, and at the first day of each Additional Space Lease Year thereafter, the amount of the Letter of Credit delivered as the Additional Security Deposit pursuant to this Section 9 may be decreased in the following manner:


       Additional Space           Amount of Additional Security

         Lease Year                 Deposit Letter of Credit
         ----------                 ------------------------
            1                                $350,000.00
            2                                $350,000.00
            3                                $266,197.00
            4                                $186,140.00
            5                                $ 97,701.00


I.             Incorporation of Lease.  Landlord and Tenant hereby agree that
               ----------------------
(a) this Amendment is incorporated into and made a part of the Lease, (b) any and all references herein to the Lease shall include this Amendment, and (c) the Lease and all terms, conditions and provisions of the Lease are in full force and effect as of the date hereof, except as expressly modified and amended hereinabove.

I.             Defined Terms.  All terms capitalized but not defined herein
               -------------
shall have the same meaning ascribed to such terms in the Lease. The marginal headings and titles to the paragraphs of this Amendment are not a part of this Amendment and shall have no effect upon the construction or interpretation of any part hereof.

I.             Governing Law.  This Amendment shall be governed by and construed
               -------------
under the laws of the State of Illinois.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


LANDLORD:                               TENANT:

TIAA REALTY, INC.,                      DIGITAL WORKS, INC., a Delaware
a Delaware corporation                  corporation

By:  Teachers Insurance and
     Annuity Association of
     America, its authorized            By: /s/ Loreen Sieroslawski
     representative                     Name:
                                        Title:



By: /s/ S. Marc Flannery
Name:
Title:_____________________

                                   EXHIBIT A
                                   ---------


                           Plan of Additional Space

EXHIBIT 10.19
-------------

                           SECOND AMENDMENT TO LEASE
                           -------------------------

     THIS SECOND AMENDMENT TO LEASE (this "Amendment") is made and entered into
                                           ---------
as of this ________ day of ______________, 1999 by and between TIAA REALTY, INC., a Delaware corporation ("Landlord") and DIGITAL WORKS INC., a Delaware
                               --------
corporation ("Tenant").
              ------

                              W I T N E S S E T H
                              -------------------

     WHEREAS, Landlord and Tenant have heretofore entered into that certain lease dated as of June 3, 1999 (the "Original Lease"), pursuant to which
                                     --------------
Landlord leased to Tenant approximately 10,254 rentable square feet of space located on the nineteenth (19th) floor (the "Original Premises") in the building
                                             -----------------
commonly known as 230 West Monroe Street, situated at the northeast corner of Monroe and Franklin Streets in Chicago, Illinois (the "Building"), as more
                                                       --------
particularly set forth in the Lease;

     WHEREAS, Landlord and Tenant have heretofore entered into that certain First Amendment to Lease, dated November 17, 1999 (the "First Amendment"); the
                                                        ---------------
Original Lease and the First Amendment are referred to collectively herein as, the "Lease") to extend the Term of the Lease with respect to the Original
     -----
Premises and to evidence Tenant's expansion into the Additional Space (as defined in the First Amendment);

     WHEREAS, Tenant desires to lease certain space in the Building on a short-term basis;

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

I.             Controlling Language. Insofar as the specific terms and
               --------------------
provisions of this Amendment purport to amend or modify or are in conflict with the specific terms, provisions and exhibits of the Lease, the terms and provisions of this Amendment shall govern and control; in all other respects, the terms, provisions and exhibits of the Lease shall remain unmodified in full force and effect.

I.             Temporary Space. Tenant shall have the right to occupy
               ---------------
approximately 5,731 rentable square feet on the 7th floor of the Building and described in the plan attached hereto as Exhibit A (the "Temporary Space")
                                         ---------       ---------------
commencing on December 20, 1999 and ending February 28, 2000 (the "Temporary
                                                                   ---------
Space Term"). Tenant shall pay rent with respect to the Temporary Space in an
----------
amount equal to $10,000 for per month, payable in advance. Contemporaneous with its execution, Tenant shall pay to Landlord all rent due and payable for the Temporary Space Term (i.e., $23,548.00). Rent for any partial month shall during the Temporary Space Term shall be prorated based on the number of days of such month falling within the Temporary Space Term. In addition, Tenant shall pay for all utilities furnished to the Temporary Space. Tenant's occupancy of the Temporary Space shall be on all of the terms, covenants and conditions contained in the Lease, except as provided in this Section 2 and except as provided in Sections 2, 15, 21, 22 and
                 ---------
Appendix D of the Original Lease and Sections 2, 3, 4, 5, 6, 8 of the First Amendment.

     If Tenant retains possession of any part of the Temporary Space after the Temporary Space Term, Tenant shall (i) be deemed to be in default under the Lease, without any obligation of Landlord to provide notice of such default and without provision of any cure period (except to the extent required by law); and
(ii) become a tenant at sufferance upon all of the terms of this Lease as might be applicable to such tenancy, except during such holdover Tenant shall pay rent in an amount equal to (x) $670.00 per day (plus an equitable share of Operating Expense and Taxes [each as defined in the Lease]) for the first seven
(7) days of such holdover and (y) $1000 per day (plus an equitable share of Operating Expenses and Taxes)for each day after the initial seven (7) days of such holdover. In addition, if Tenant holds over for more than 30 days, Tenant shall also pay Landlord all of Landlord's direct and consequential damages, and in addition, if Landlord so elects by notice to Tenant, such holdover shall constitute a renewal of this Lease for one year at 110% of the then current market rate as determined by Landlord. No acceptance of Rent or other payments by Landlord under these holdover provisions shall operate as a waiver of Landlord's right to regain possession or any other of Landlord's remedies.

     In the event that Tenant vacates the Temporary Space prior to the expiration of the Temporary Space Term and surrenders the Temporary Space to Landlord in the condition required by the Lease (including if Landlord so requires, a written confirmation of such surrender executed by Tenant), Landlord shall refund to Tenant any amount equal to portion of the rent, prorated on a daily basis, previously paid by Tenant to Landlord for the Temporary Space for the period from (a) the date of which is one (1) day after the date on which such surrender occurs to (b) the date on which the Temporary Space Term would otherwise have expired.

I.             Condition of Temporary Space.  Landlord is leasing the Temporary
               ----------------------------
Space, to Tenant for the remainder of the Term of the Lease "AS IS", without any representations or warranties of any kind (including, without limitation, any express or implied warranties of merchantability, fitness or habitability) and without any obligation on the part of Landlord to alter, remodel, improve, repair, or decorate the Premises or any part thereof.

I.             Incorporation of Lease.  Landlord and Tenant hereby agree that
               ----------------------
(a) this Amendment is incorporated into and made a part of the Lease, (b) any and all references herein to the Lease shall include this Amendment, and (c) the Lease and all terms, conditions and provisions of the Lease are in full force and effect as of the date hereof, except as expressly modified and amended hereinabove.

I.             Defined Terms.  All terms capitalized but not defined herein
               -------------
shall have the same meaning ascribed to such terms in the Lease. The marginal headings and titles to the paragraphs of this Amendment are not a part of this Amendment and shall have no effect upon the construction or interpretation of any part hereof.

I.             Governing Law.  This Amendment shall be governed by and construed
               -------------
under the laws of the State of Illinois.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


LANDLORD:                           TENANT:

TIAA REALTY, INC., a                    DIGITAL WORKS, INC., a
Delaware
 a Delaware corporation                  corporation

By:  Teachers Insurance and
     Annuity Association of
     America, its authorized            By: /s/ Loreen Sieroslawski
     representative                     Name:
                                        Title:


By: /s/ S. Marc Flannery
Name:
Title:_____________________________

                                   EXHIBIT A
                                   ---------

                            Plan of Temporary Space